                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 20
                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 22
                         QUANTITATIVE GROUP OF FUNDS
              (Exact Name of Registrant as Specified in Charter)

                              55 Old Bedford Road
                         Li
ncoln, Massachusetts 01773
              (Address of Principal Executive Offices) (Zip Code)
                                (781) 259-1144
              Registrant's Telephone Number, including Area Code
                         WILLARD L. UMPHREY, President
                          Quantitative Group of Funds
                              55 Old Bedford Road
                         Lincoln, Massachusetts 01773
                    (Name and Address of Agent for Service)

                                   Copy to:
                            Joseph R. Fleming, Esq.
                            DECHERT PRICE & RHOADS
                      Ten Post Office Square, Suite 1230
                          Boston, Massachusetts 02109
                               ----------------

     It is proposed that this filing will become effective:

[_] immediately upon filing pursuant to paragraph (b)
[X] on August 1, 1999 pursuant to paragraph (b)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] 60 days aft
er filing pursuant to paragraph (a)(i)
[_] on (date) pursuant to paragraph (a) of Rule 485
                                   ---------
     Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ended March 31, 1999 was filed on May 14, 1999.

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------


QUANTITATIVE GROUP OF FUNDS
55 Old Bedford Road
Lincoln, Massachusetts  01773                                        PROSPECTUS
800-331-1244                                                     August 1, 1999

================================================================================

TABLE OF CONTENTS

                                               Page
Fund Summary                                      2
Summary of Fees and Expenses                      3
 Financial Highlights                             5
Investment Policies and Related Risks             7
Management of the Funds                           9
How to Invest                                    11
How to Make Exchanges                            14
How to Redeem                                    14
Calculation of Net Asset Value                   16
Dividends, Distributions, and Taxation           16
Other Information                                17
Financial Highlights                             18



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------


FUND SUMMARY

INVESTMENT SUMMARY

U.S. Equity Funds

Investment Objective

Quantitative Small Cap Fund ("Small Cap Fund") seeks maximum long-term capital appreciation.

Quantitative Mid Cap Fund ("Mid Cap Fund") seeks long-term growth of capital.

Quantitative Growth and Income Fund ("Growth and Income Fund") seeks long-term growth of capital and income.

Principal Investment Strategies


Under normal market conditions, each fund invests at least 65% of its total assets in common stocks. The Small Cap Fund will invest at least 65% of its assets in stocks of small-sized companies, generally with less than $1.5 billion in market capitalization. The Mid Cap Fund will invest at least 65% of its assets in stocks of mid-sized companies, generally between $1 billion and $5 billion in market capitalization and the Growth and Income Fund mainly buys stocks of large companies, generally greater than $5 billion in market capitalization, that are currently paying dividends. Each of the funds' advisors employs a "quantitative" investment approach to selecting investments. Investment advisors using this approach to investing rely on computer model and financial databases to assist in the stock selection process.


PRINCIPAL RISKS

The main risks that could adversely affect the value of one of the U.S. equity fund's shares and the total return on your investment include:


     -- The risk that the stock price of one or more of the companies in a fund's portfolio will fall, or will fail to appreciate as anticipated by the fund's advisor. Many factors can adversely affect a stock's performance. This risk is greater for smaller companies that are the primary investment vehicles for the Small Cap Fund, which tend to be more vulnerable to adverse developments.


     -- The risk that movements in the securities markets will adversely affect the price of a fund's investments, regardless of how well the companies in which a fund invests perform.


You can lose money by investing in the funds. The funds may not achieve their goals, and none of the individual funds are intended as complete investment programs. An investment in a fund is NOT a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


International Funds


Investment Objective


Quantitative International Equity Fund ("International Equity Fund") seeks long-term capital growth and income.

Quantitative Emerging Markets Fund ("Emerging Markets Fund") seeks long-term growth of capital.

Quantitative Foreign Value Fund ("Foreign Value Fund") seeks long-term capital growth and income.

--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------



Principal Investment Strategies

Under normal market conditions the International Equity Fund and the Foreign Value Fund invest at least 65% of their assets in common stocks of issuers that have their principal activities in foreign markets and may invest a portion of their assets in emerging markets. The Foreign Value Fund invests mainly in value stocks that the fund's advisor believes are currently undervalued compared to their true worth. The Emerging Markets Fund invests at least 65% of its assets in common stocks of issuers that have their principal activities in emerging markets. Each of the funds' advisors employs a "quantitative" investment approach to selecting investments. Investment advisors using this approach to investing rely on computer model and financial databases to assist in the stock selection process.


PRINCIPAL RISKS

The main risks that could adversely affect the value of one of the international funds' shares and the total return on your investment include the same risks as the U.S. equity funds and in addition:


     -- Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. An investment in the Emerging Markets Fund should be regarded as speculative and is subject to special risks that should be considered carefully by potential investors.


You can lose money by investing in the funds. The funds may not achieve their goals, and none of the individual funds are intended as complete investment programs. An investment in a fund is NOT a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE

The following bar charts and tables indicate some of the risks of investing in the funds by showing changes in the funds' performance over time. The tables also compare the funds' performance to a broad measure of market performance that reflects the type of securities in which the funds invest. Of course, past performance does not necessarily indicate how the funds will perform in the future. Because the chart and table reflect calendar year performance, the numbers will differ from those in the "Financial Highlights" table later in the Prospectus and in the funds' shareholder reports, which are based on the funds' fiscal year end of March 31.


The bar charts show changes in the annual total returns of the funds' Ordinary Shares for the past ten years, or a shorter period of time if a fund has not been in existence for ten years. There is no bar chart for the Foreign Value Fund because it began operations during 1998 and does not have a full calendar year of performance. Returns in the bar charts do not reflect the 1% deferred sales charge applicable to the Ordinary Shares of all the funds except for purchases in the Mid Cap Fund after August 1, 1996 not through reinvestment of dividends on shares purchased before such date, which are not subject to a deferred sales charge. The sales charge, if reflected,




--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------



would reduce the returns of the funds. Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes. The average annual total return tables following the bar charts reflect the deferred sales charge for all funds but the Mid Cap Fund. The average annual total return tables compare the funds to indexes that invest in comparable types of stocks. Unlike the funds, the indexes are not actively managed. Investment returns for the indexes assume the reinvestment of dividends paid on stocks comprising the indexes.


Quantitative Small Cap Fund

[CHART HERE]


The calendar year-to-date return of the Ordinary Shares of the fund as of 6/30/99 is -0.25%.

Best Quarter:      Q4 1998:   18.88%
Worst Quarter:     Q3 1998:  -20.08%

Average Annual Total Returns
for the periods ended December 31, 1998

                         1 Year     5 Years       Inception
--------------------------------------------------------------------------------
Ordinary Shares          -0.63%      13.09%     19.10% (8/3/92)
Russell 2000 Index       -2.55%      11.87%     14.44% (8/3/92)
Institutional Shares      1.01%      13.87%     16.40% (1/6/93)
Russell 2000 Index       -2.55%      11.87%     13.12% (1/6/93)

The Russell 2000 Index is comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely recognized as representative of the general market for small company stocks.




--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------


Quantitative Mid Cap Fund

[CHART HERE]


The calendar year-to-date return of the Ordinary Shares of the fund as of 6/30/99 is 10.79%.

Best Quarter:      Q4 1998:   20.78%
Worst Quarter:     Q3 1998:  -16.41%

Average Annual Total Returns
for the periods ended December 31, 1998

                      1 Year           Inception
--------------------------------------------------------------------------------
Ordinary Shares       12.71%           25.28% (3/21/95)
S&P 400 Index         19.11%           24.75% (3/21/95)
Institutional Shares  12.92%           24.96% (4/17/95)
S&P 400 Index         19.11%           24.46% (4/17/95)

The S&P 400 Index is comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations.

Quantitative Growth and Income Fund


[CHART HERE]


The calendar year-to-date return of the Ordinary Shares of the fund as of 6/30/99 is 2.33%.

Best Quarter:     Q4 1998:   23.07%
Worst Quarter:    Q3 1990:  -12.91%



--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------



Average Annual Total Returns
for the periods ended December 31, 1998

                        1 Year  5 Years  10 Years     Inception
--------------------------------------------------------------------------------
Ordinary Shares         28.24%   21.77%   18.65%    17.24% (5/9/85)
S&P 500 Index           28.58%   24.06%   19.21%    18.44%  (5/9/85)
Institutional Shares    30.18%   22.61%     --      18.62% (3/25/91)
S&P 500 Index           28.58%   24.06%   19.21%    19.68% (3/25/91)

The S&P 500 Index is comprised of stocks chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States.


Quantitative International Equity Fund

[CHART HERE]


The calendar year-to-date return of the Ordinary Shares of the fund as of 6/30/99 is -1.56%.

Best Quarter:     Q4 1998:   18.71%
Worst Quarter:    Q3 1990:  -24.17%

Average Annual Total Returns
for the periods ended December 31, 1998

                        1 Year 5 Years  10 Years       Inception
--------------------------------------------------------------------------------
Ordinary Shares         10.19%   5.19%    3.15%     3.77%  (7/31/87)
EAFE Index              19.99%   9.19%    5.54%     7.29%  (7/31/87)
Institutional Shares    11.85%     --       --      3.29%  (8/25/94)
EAFE Index              19.99%   9.19%    5.54%     8.59%  (8/25/94)

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.


--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------



Quantitative Emerging Markets Fund

[CHART HERE]


The calendar year-to-date return of the Ordinary Shares of the fund as of 6/30/99 is 35.86%.

Best Quarter:     Q2 1995:     9.94%
Worst Quarter:    Q3 1998:   -17.54%

Average Annual Total Returns
for the periods ended December 31, 1998

                          1 Year        Inception
--------------------------------------------------------------------------------
Ordinary Shares           -22.42%    -10.81% (10/3/94)
EMF Index                 -23.22%    -12.03% (10/3/94)
Institutional  Shares     -21.28%    -11.30% (4/2/96)
EMF Index                 -23.22%    -13.28% (4/2/96)

The Morgan Stanley Capital International Emerging Markets Free ("EMF") Index is comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets.



--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------


SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees (fees paid directly from your investment)

                                                          Ordinary Institutional
                                                           Shares     Shares

Maximum Deferred Sales Charge (Load) Imposed on Purchases
(as a percentage of redemption proceeds) (Mid Cap Fund)    None(1)     None

Maximum Deferred Sales Charge (Load) Imposed on Purchases
(as a percentage of redemption proceeds) (all other funds) 1.00%       None

--------

(1) The deferred sales charge is not imposed on redemptions of Ordinary Shares of the Mid Cap Fund purchased on or after August 1, 1996, nor through reinvestment of dividends on shares purchased before such date.


Annual Fund Operating Expenses (expenses that are deducted from fund assets)


                                        Small Cap   Mid Cap    Growth and    International   Emerging Markets   Foreign
                                          Fund        Fund     Income Fund    Equity Fund          Fund        Value Fund
                                        ----------------------------------------------------------------------------------
Ordinary Shares

Management Fee                            1.00%       1.00%         .75%         1.00%              .80%           1.00%

Distribution and Service (12b-1) Fees      .50%        .25%         .50%          .50%              .50%            .25%

Other Expenses*                            .44%        .62%         .42%          .61%             1.28%           1.02%

Total Annual Fund Operating Expenses      1.94%       1.87%        1.67%         2.11%             2.58%           2.27%



Institutional Shares

Management Fee                            1.00%       1.00%         .75%         1.00%              .80%           1.00%

Distribution and Service (12b-1) Fees     None        None         None          None              None
None

Other Expenses*                            .44%        .62%         .42%          .61%             1.28%           1.02%

Total Annual Fund Operating Expenses      1.44%       1.62%        1.17%         1.61%             2.08%           2.02%

* The funds have an expense offset arrangement that reduces their custodian fee based upon the amount of cash maintained by the funds with the custodians. "Other expenses" in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. The Manager has contractually agreed to limit the total operating expenses of the Small Cap, Growth and Income and International Equity Funds to 2.00% of their average net assets, without giving effect to custody credits, if applicable. The Manager also voluntarily has agreed to temporarily limit the total operating expenses of the Emerging Markets Funds to 2.25% of its average net assets, without giving effect to custody credits, if applicable. Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses, and for the International Equity Fund, international custody fees. As a result, total expenses may be higher than the expense limitation applicable for a fund. The Distributor voluntarily waived 12b-1 fees for the Mid Cap Fund for most of the fiscal year ending 1999, and the Transfer Agent voluntarily waived fees for the Foreign Value Fund for the fiscal period ending 1999. The agreement to voluntarily waive the above mentioned fees is subject to periodic review, and there is no guarantee that the Manager will continue to limit expenses of these Funds and that the Distributor and Transfer Agent will continue their respective fee waivers in the future. Expenses of the Mid Cap Fund, the Emerging Markets Fund, and the Foreign Value Fund in the table do not reflect the effects of these voluntary limitations. If the voluntary limitations were included, the total Fundsexpenses, net of custody credits, would have been as follows: Mid Cap Fund Ordinary -Shares: 1.65%,Mid Emerging Markets Fund Ordinary Shares: 2.24%, Emerging Markets Fund Institutional Shares: 1.74%, Foreign Value Fund Ordinary Shares: 1.90%, and Foreign Value Fund Institutional Expenses eligible for reimbursement under all applicable expense limitations do notinclude interest, taxes, brokerageShares: 1.70%. Long-term shareholders owning Ordinary Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. The management fee paid to the Manager for managing the Small Cap Fund, the Mid Cap Fund, the International Equity Fund, and the Foreign Value Fund is higher than that paid by most other investment companies.


--------------------------------------------------------------------------------

QUANTITATIVE                                                        QUANTITATIVE
GROUP OF FUNDS
--------------------------------------------------------------------------------


This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Cap Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                             Ordinary Shares                                    Institutional Shares
                              --------------------------------------------------   ------------------------------------------------
                              1 year      3 years       5 years      10 years       1 year      3 years      5 years      10 years
                              -----------------------------------------------------------------------------------------------------
Small Cap Fund                 $300         $719         $1163         $2399         $147         $456         $787         $1724
Mid Cap Fund                   $190         $588         $1111         $2190         $165         $511         $881         $1922
Growth and Income Fund         $273         $637         $1025         $2115         $119         $372         $644         $1420
International Equity Fund      $317         $770         $1249         $2574         $164         $508         $876         $1911
Emerging Markets Fund          $364         $910         $1483         $3042         $213         $658        $1129         $2431
Foreign Value Fund             $333         $818         $1329         $2736         $205         $633        $1087         $2348




     This example assumes that you do not redeem your shares at the end of the period:



                                             Ordinary Shares                                    Institutional Shares
                              --------------------------------------------------   ------------------------------------------------
                              1 year      3 years       5 years      10 years       1 year      3 years      5 years      10 years
                              -----------------------------------------------------------------------------------------------------
Small Cap Fund                 $197         $609         $1047         $2264         $147         $456         $787         $1724
Mid Cap Fund                   $190         $588         $1011         $2190         $165         $511         $881         $1922
Growth and Income Fund         $170         $526         $ 907         $1976         $119         $372         $644         $1420
International Equity Fund      $214         $661         $1134         $2441         $164         $508         $876         $1911
Emerging Markets Fund          $261         $802         $1370         $2915         $211         $652        $1119         $2410
Foreign Value Fund             $230         $709         $1215         $2605         $205         $633        $1087         $2348




                This Example does not reflect sales charges on reinvested dividends. If the sales charges were included, your costs would be higher.

INVESTMENT POLICIES AND RELATED RISKS


What are the funds' principal investment strategies and related risks?


U.S. Equity Funds

Quantitative Small Cap Fund
Quantitative Mid Cap Fund
Quantitative Growth and Income Fund


Under normal market conditions each fund invests at least 65% of its total assets in common stocks. The Small Cap Fund invests at least 65% of its assets in stocks of small-sized companies, generally with less than $1.5 billion in market capitalization. The Mid Cap Fund invests at least 65% of its assets in stocks of mid-sized companies, generally between $1 billion and $5 billion in market capitalization. The Growth and Income Fund mainly buys stocks of large companies, generally greater than $5 billion in market capitalization that are currently paying dividends.


International Funds

Quantitative International Equity Fund


Under normal market conditions the International Equity Fund invests at least 65% of its assets in common stocks of issuers that have their principal activities in foreign markets. The fund's investments will be diversified among securities of companies located in nine or more foreign countries. This diversification should enablehelp the fundto take advantage of differences between economic trends and the performance of the securities markets in various countries. The diversification also may reduce the effect of events in any one country on the fund's performance.

Quantitative Emerging Markets Fund

Under normal market conditions the Emerging Markets Fund invests at least 65% of its assets in common stocks of issuers that are located in emerging markets. The fund generally will be invested in issuers in eight or more emerging markets. An emerging market is broadly defined as one with low to middle per capita income. The classification system used by the World Bank and International Finance Corporation in determining the emerging markets of the world will be used to define the eligible universe of potential markets for investment.

Quantitative Foreign Value Fund


Under normal market conditions the Foreign Value Fund invests at least 65% of its assets in common stocks of issuers that have their principal activities in foreign markets. The fund mainly invests in value stocks that the fund's advisor believes are currently undervalued compared to their true worth. Generally, the Foreign Value Fund invests in Western Europe, Australia, and the larger capital markets in the Far East; however, the fund may also invest without limit in issuers in emerging markets.


All Funds


The funds currently operate under a "manager of managers" system. The manager selects advisors to execute the day-to-day investment strategy of the funds and monitors the advisor's performance. Each of the funds' advisors employs a "quantitative" investment approach to selecting investments. Investment advisors using this approach to investing rely on computer model and financial databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, a fund's advisor constructs a portfolio of securities consistent with each individual fund's investment objectives. A description of the risks associated with each fund's main investment strategies follows.


Related Risks

COMMON STOCKS. Common stocks represent ownership interests in companies. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting multiple companies in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

GROWTH STOCKS. Each fund may invest in stocks of companies its advisor believes have earnings that are likely to grow faster than the economy as a whole. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the fund's advisor's assessment of the prospects for the company's earnings growth is wrong, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the fund's advisor has placed on it.

VALUE STOCKS. Each fund may also invest in companies that are not expected to experience significant earnings growth, but whose stock the fund's advisor believes is undervalued compared to its true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the fund's advisor's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the fund's advisor has placed on it.


SMALLER COMPANIES. Each of the Small Cap Fund and the Mid Cap Fund invests a substantial portion of its assets in small and medium-sized companies, including companies with market capitalization of less than $5 billion. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. There are no minimum market capitalizations for companies whose securities a fund may purchase.


FOREIGN INVESTMENTS. The International Funds may invest without limit in securities of foreign issuers. Foreign investments involve certain special risks, including:


-- Unfavorable changes in currency exchange rates: Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S.
     dollar.

-- Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

-- Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

-- Limited legal recourse: Legal remedies for investors such as the funds may be more limited than those available in the United States.

-- Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the funds may at times be unable to sell these investments at desirable prices. For the same reason, the funds may at times find it difficult to value their foreign investments.


-- Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.


-- Lower yield: Common stocks of foreign companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The funds' yields are therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.



-- Emerging markets: Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.


OTHER INVESTMENTS. In addition to the main investment strategies described above, each fund may also make other types of investments, such as investments in preferred stocks, convertible securities, fixed-income securities, ADRs, derivatives, or repurchase agreements and may also implement other strategies including selling securities short, and therefore may be subject to other risks, as described in the fund's Statement of Additional Information ("SAI").


ALTERNATIVE STRATEGIES. At times each fund's advisor may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Each fund's advisor may then temporarily use alternative strategies that are mainly designed to limit the fund's losses. Although each fund's advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its objective.

CHANGES IN POLICIES. The Trustees may change each fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.


MANAGEMENT OF THE FUNDS

Under Massachusetts law, the management of the funds' business and affairs is the ultimate responsibility of the Board of Trustees of the funds.

The Manager and the Advisors

The funds are managed by Quantitative Advisors, Inc., 55 Old Bedford Road, Lincoln, MA 01773 (the "Manager"), which handles the funds' business affairs. The Manager may, subject to the approval of the Trustees, choose the investments of the funds itself or, subject to the approval by the Trustees, select subadvisors (the "Advisors") to handle the day-to-day investments of the funds. The Manager currently employs Advisors to make the investment decisions and portfolio transactions for all of the funds and supervises the Advisors' investment programs.


Day-to-day responsibility for investing the funds' assets currently is provided by the Advisors described below. The funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract without obtaining shareholder approval. With Trustee approval, the Manager may employ a new advisor for a fund, change the terms of the advisory contracts, or enter into new advisory contracts with the advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a fund continue to have the right to terminate the advisory contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the fund. Shareholders will be notified of any advisor changes or other material amendments to an advisory contract that occur under these arrangements.


Quantitative Small Cap Fund
Quantitative Mid Cap Fund


Columbia Partners, LLC., Investment Management, 1775 Pennsylvania Ave., NW, Washington, DC 20006 ("Columbia Partners") serves as Advisor to the Small Cap Fund and the Mid Cap Fund. The firm presently has over $1 billion in assets under management for individual, pension plan and endowment accounts. Robert A. von Pentz, CFA has managed the Small Cap and Mid Cap Funds since July, 1996. Mr. von Pentz is a founder of Columbia Partners and previously served as chairman of the board and chief financial officer of Riggs Investment Management Corporation, where he worked from 1989 to 1995.


Quantitative Growth and Income Fund


State Street Global Advisors, 2 International Place, Boston, MA 02110, a unit of State Street Bank and Trust Company ("State Street"), serves as Advisor to the Growth and Income Fund. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly owned bank holding company. State Street manages over $150 billion in assets for employee benefit plans, endowment funds and individuals. The Growth and Income Fund has been managed continuously by the Matrix Equity Group at State Street since the fund's inception. The team at State Street presently responsible for the daily management of the fund includes Steven M. Esielonis, Douglas T. Holmes, CFA, and Charles Babin, CFA. Mr. Esielonis has served as a Vice President at State Street since 1992. Mr. Holmes, Senior Vice President at State Street, has worked at State Street since 1984. Mr. Babin joined State Street as a Managing Director in 1996. Prior to that time, he was a Senior Vice President at Natwest Investment Management from 1995 to 1996 and the President and Managing Director of BRS Capital Management from 1987-1995.1987 to 1995.


Quantitative International Equity Fund
Quantitative Emerging Markets Fund


Independence International Associates, Inc., 53 State Street, Boston, MA 02109, formerly Boston International Advisors, Inc. ("Independence International"), serves as Advisor to the International Equity Fund and the Emerging Markets Fund. The firm presently has over $2 billion in assets under management in international portfolios of pension and endowment funds, among others. Norman H. Meltz and Dennis Fogerty manage both the International Equity Fund and Emerging Markets Fund. Mr. Meltz has been involved since the inception of each fund in the development and application of the funds' investment strategies. Independence International is wholly owned by Independence Investment Associates, Inc., a Delaware corporation.


Quantitative Foreign Value Fund


Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110 ("Polaris") serves as Advisor to the Foreign Value Fund. The firm presently has over $50 million in assets under management for institutional clients and wealthy individuals. The Foreign Value Fund is managed by Bernard R. Horn, Jr. Prior to founding Polaris in 1995, Mr. Horn worked as a portfolio manager at Horn & Company, Freedom Capital Management Corporation, and MDT Advisers, Inc.

Management and Advisory Fees


As compensation for services rendered, the funds pay, and did pay for fiscal year 1999, the Manager a monthly fee at the annual rate of: 1% of the average daily net asset value of the Small Cap Fund, Mid Cap Fund, the International Equity Fund, and the Foreign Value Fund (this fee is higher than that paid by most other investment companies); 0.80% of the average daily net asset value of the Emerging Markets Fund; and 0.75% of the average daily net asset value of the Growth and Income Fund. From this fee, the Manager pays the expenses of providing investment advisory services to the funds, including the fees of the Advisors of the individual funds, if applicable. The Manager waived its fees as necessary consistent with the expense limitations discussed below.


The Manager is contractually obligated to reduce its compensation paid with respect to the Small Cap Fund, Growth and Income Fund, and International Equity Fund to the extent that a fund's total expenses exceed 2% of average net asset value for any fiscal year. The funds' Distribution Agreement calls for U.S. Boston Capital Corporation ("Distributor"), the Funds' Distributor, to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also agreed to assume expenses of those Funds if necessary in order to reduce its total expenses to no more than 2% of average net asset value for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, and are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The Distributor would not be required to reduce its compensation to the extent it is committed to make payments to non-affiliated entities for services in connection with the distribution of a fund's shares. The Distributor, and in some cases the Manager, may make ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.


The Manager may voluntarily agree to limit the total operating expenses of a fund for a period of time by waiving fees or reimbursing a fund for an expense that it would otherwise incur. In such cases, the Manager may seek reimbursement from the fund if the fund's total operating expenses fall below that limit prior to the end of the funds' fiscal year. The Manager voluntarily has agreed to waive fees or assume certain operating expenses of the Emerging Markets Funds in order to reduce the total expenses of the fund to no more than 2.25% of the fund's average net asset value. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses, and expenses are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The agreement is subject to periodic review and there is no guarantee that the Manager will continue to limit these expenses in the future.


The funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an Advisory Contract without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a fund continue to have the right to terminate the Advisory Contract applicable to that fund at any time by a vote of the majority of the outstanding voting securities of the fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.



HOW TO INVEST

Classes of Shares

The funds offer two classes of shares: Ordinary Shares and Institutional Shares. Ordinary Shares are available to all purchasers and are subject to a 12b-1 fee and in some cases a deferred sales charge as set forth below:

                                     Deferred 12b-1
Fund                           Sales Charge         Fee
----------------------         ------------       -------
Small Cap                         1.00%            0.50%
Mid Cap                           0.00%            0.25%
Growth & Income                   1.00%            0.50%
International Equity              1.00%            0.50%
Emerging Markets                  1.00%            0.50%
Foreign Value                     1.00%            0.25%


Institutional Shares are available to limited classes of purchasers and are offered on a no-load basis. See How to Redeem Payment of Redemption Amount on page 15. Both classes of shares represent interests in the same portfolios of securities and each has the same rights, except that Ordinary Shares have exclusive voting rights with respect to the funds' 12b-1 Plan, which is described below.

Distributor and Distribution Plan

U.S. Boston Capital Corporation ("Distributor") is the principal distributor of the funds' shares.


The funds have adopted a distribution plan under Rule 12b-1 ofto pay for the marketing of fund shares and for services provided to shareholders of the funds' Ordinary Shares. These annual distribution and service fees are 0.50% of average net assets for Ordinary Shares of the Small Cap Fund, Growth and Income Fund, International Equity Fund, and Emerging Markets Fund and 0.25% of the average netasset valueassets of Ordinary Shares of the Mid Cap Fund and the Foreign Value Fund, and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The fee is not directly tied to the Distributor's expenses. If expenses exceed the Distributor's fees, the funds are not required to reimburse the Distributor for excess expenses; if the Distributor's fees exceed the expenses of distribution, the Distributor may realize a profit.

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:


--   participate in the funds' Automatic Investment Plan;


--   open a Uniform Gifts/Transfers to Minors account; or

-- open an Individual Retirement Account ("IRA") or an account under similar plan established under the Employee Retirement Income Security Act of 1974, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The funds or the Distributor, at their discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the funds or the Distributor, at their discretion, reserve the right to impose a minimum at any time.

Institutional Shares


Institutional Shares of a fund generally are available in minimum investments of $1,000,000 or more. You may only purchase Institutional Shares, subject to the $1,000,000 minimum, if you fall under one of the following classes of investors:



(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;fund; (ii) banks and insurance companies purchasing shares for their own account; (iii) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts; (iv) certain fee paid registered investment advisors not affiliated with the Manager or Distributor purchasing on behalf of their clients; and (v) investors who hold Institutional Shares purchasing for existing Institutional Share accounts.


Clients of certain securities dealers not affiliated with the Distributor offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs may purchase Institutional Shares subject to a minimum initial investment of $250,000 in the aggregate at the investment management level and/or $100,000 at the individual client level. The securities dealers offering WRAP fees or similar programs may charge a separate fee for purchases and redemptions of Institutional Shares. Neither the fund, the Manager, nor the Distributor receives any part of the fees charged to clients of such securities dealers or financial advisors.

The following classes of investors may also purchase Institutional Shares and are not subject to the minimum initial investment requirement:


(i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; and (ii) officers, partners, trustees or directors and employees of the funds, the funds' affiliated corporations, or of the funds' Advisors and their affiliated corporations (a "Fund Employee"), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee. To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, the funds' Transfer Agent, with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the funds.


Institutional Shares are not subject to any sales charges, including fees pursuant to the funds' 12b-1 Plan. Investments in Institutional Shares require a special Account Application. Please call 1-800-331-1244 for an Application.





Making an Initial Investment


You may purchase shares of each class of a fund at the per share net asset value of shares of such class next determined after your purchase order is received by the fund. Orders received prior to the close of regular trading on the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., Eastern Standard time), will receive that evening's closing price. The funds will accept orders for purchases of shares on any day on which the NYSE is open. See Calculation of Net Asset Value on page 16. The offering of shares of the funds, or of any particular fund, may be suspended from time to time, and the funds reserve the right to reject any specific order.


You must provide the fund with a completed Account Application for all initial investments. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the funds' policies on exchanges of fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans on page 14. For further information, including assistance in completing an Account Application, call the funds' toll-free number 1-800-331-1244. Shares may not be purchased by facsimile request or by electronic mail.

Investments by Check

You may purchase shares of the funds by sending a check payable to Quantitative Group of Funds specifying the name(s) of the fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

             Quantitative Group of Funds
             Attention:  Transfer Agent
             55 Old Bedford Road
             Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per fund. You must also authorize an automatic withdrawal of at least $100 per fund from your checking, NOW or similar account each month to purchase shares of a fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire


If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-331-1244 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.


Investments through Brokers


Ordinary Shares may be purchased through any securities dealer with whom the Distributor has a sales agreement. Orders received by the Distributor from dealers or brokers will receive that evening's closing price if the orders were received by the dealer or broker prior to the close of regular trading on the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., Eastern Standard time) and are transmitted to and received by the Distributor prior to its close of business that day.

Exchange of Securities for Shares of the Fund

At the discretion of the Manager and relevant Advisors, you may purchase shares of a fund in exchange for securities of certain companies, consistent with the fund's investment objectives. Additional information regarding this option is contained in the Statement of Additional Information.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the fund and your account number. If you do not specify the fund, we will return your check to you. If you wish to make additional investments in more than one fund, you should provide your account numbers and identify the amount to be invested in each fund. You may pay for all purchases with a single check.

Investments through Tax-Deferred Retirement Plans


Retirement plans offer you a number of benefits, including the chance to shelter investment income and capital gains. Contributions to a retirement plan also may be tax deductible. Custodial retirement accounts, including Individual Retirement Accounts (IRAs), Rollover IRAs, Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), and 403(b) Accounts for employees of tax exempt institutions (including schools, hospitals and charitable organizations) require a special Account Application. Please call 1-800-331-1244 for assistance. State Street Bank and Trust Company acts as custodian for the funds' tax-deferred accounts. Custodial accounts are subject to specific fees. You may open other types of tax-deferred accounts, including accounts established by a Plan Sponsor under Section 401(k) of the Internal Revenue Code for employee benefit plans, using the attached Account Application.

HOW TO MAKE EXCHANGES


You can exchange all or a portion of your shares between funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different fund. There is no fee for exchanges. However, if you exchange shares of a fund subject to the deferred sales charge for the no-load Ordinary Shares of the Mid Cap Fund, you will be assessed the deferred sales charge upon redemption from the fund group. The exchange privilege is available only in states where shares of the fund being acquired may legally be sold. Individual funds may not be registered in each state. You should be aware that exchanges may produce a gain or loss, as the case may be, for tax purposes.


You can make exchanges in writing or by telephone, if applicable. Exchanges must be made between accounts that have the same name, address and tax identification number. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Standard time). We will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application. Shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM


You can directly redeem shares of a fund by written request, by telephone and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the fund. The Transfer Agent will accept redemption requests only on days the NYSE is open. We will not accept requests for redemption that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount on page 15).

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.


If you redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be signature guaranteed. The use of signature guarantees is designed to protect both you and the funds from the possibility of fraudulent requests for redemption. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public cannot provide a signature guarantee. Shares may not be redeemed by facsimile request or by electronic mail. Requests should be sent to:

             Quantitative Group of Funds
             Attention:  Transfer Agent
             55 Old Bedford Road
             Lincoln, Massachusetts 01773

Telephone Redemption


If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-331-1244 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m.,

Eastern Standard time). Once you make a telephone redemption request, you may not cancel it. The funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the funds' policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder's address of record.

Automatic Withdrawal Plan


If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly or quarterly basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-331-1244. You may stop your Automatic Withdrawal Plan at any time. Additionally, the funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

Redemption through Brokers


You may sell shares back to the funds through selected dealers or brokers. You should contact your securities broker or dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the dealer or broker. Redemption requests received by the Distributor from dealers or brokers will receive that evening's closing price if the requests are received by the dealer or broker from its customer prior to 4:00 p.m., Eastern Standard time, and are transmitted to and received by the Distributor prior to its close of business that day.

Payment of Redemption Amount


The funds will generally send redemption proceeds, less a deferred sales charge of 1% for Ordinary Shares where applicable, within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the automatic investment plan, the funds reserve the rightnot to honorhold the redemption requestcheck untilthe monies have been collected by the fund from the customers' bank.


Except as noted below, a deferred sales charge amounting to 1% of the value of the shares redeemed will be withheld from the redemption proceeds of Ordinary Shares and paid to the Distributor. The deferred sales charge is also imposed when you transfer your shares from an account maintained with the fund that is subject to the deferred sales charge to an account maintained by a broker-dealer that is not subject to the deferred sales charge due to one of the exceptions cited below. Ordinary Shares of the Mid Cap Fund purchased after August 1, 1996 are generally not subject to the deferred sales charge. Special rules apply to exchanges into the Mid Cap Fund (see How to Make Exchanges on page 14). Ordinary Shares of the Mid Cap Fund purchased before August 1, 1996 (the "Pre-August Shares") remain subject to a 1% deferred sales charge. Additional shares acquired by reinvestment of dividends and capital gains paid on Pre-August shares are also subject to the 1% deferred sales charge on Pre-August Shares. Because of this deferred sales charge, prospective investors should purchase Ordinary Shares only as a long-term investment. The deferred sales charge is not imposed in the case of: (i) Institutional Shares; (ii) involuntary redemptions imposed by the fund; (iii) redemptions of shares tendered for exchange; (iv) redemptions of shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code; and (v) redemptions of shares held in omnibus accounts maintained by no transaction fee ("NTF") programs of certain broker-dealers pursuant to a written agreement between the broker-dealer and the fund, the Manager and/or the Distributor. However, the deferred sales charge will be imposed on redemptions of shares maintained by NTF programs held for fewer than 31 calendar days. In addition, the deferred sales charge will not be imposed on redemptions of Ordinary Shares made by Fund Employees and related persons qualified to purchase Institutional Shares.

Redemptions in Excess of $250,000


The funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The funds do not expect to make in-kind distributions, and if they do, the funds will pay, during any 90-day day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.

The funds will pay all of your redemption proceeds in cash if you provide the funds with at least 30 days' notice before you plan to redeem. You must specify the dollar amount or number of shares to be redeemed and the date of the transaction, a minimum of 30 days after receipt of the instruction by the funds. You may make the instruction by telephone if you have telephone redemption privileges; otherwise, your request must be in writing with all signatures guaranteed. If you make a request and subsequently cancel it, subsequent redemption requests may not all be paid in cash unless the subsequent request is at least 90 days after the date of the prior canceled redemption request.

CALCULATION OF NET ASSET VALUE

Net asset value ("NAV") for one fund share is the value of that share's portion of all of the net assets in the fund. NAV per share of each class of shares of a fund will be determined as of close of market on the NYSE on each day on which the NYSE is open for trading. A fund calculates its NAV by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The funds' assets are valued primarily on the basis of market quotations. For certain foreign securities, where no sales have been reported, the fund may value such securities at the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars using current exchange rates. If a fund holds securities listed primarily on a foreign exchange that trades on days that the fund is not open for business, the value of your shares may change on days when you cannot buy or sell shares.


Securities and assets, including any restricted securities, will be valued at their fair value Trustees.following procedures approved by the Trustees for which market prices are not readily available.


DIVIDENDS, DISTRIBUTIONS, AND TAXATION

Dividends and Distributions

Each fund's policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

Unless you elect otherwise, all distributions will be automatically reinvested in additional shares of the fund you own. You may also elect to have dividends, capital gains, or both paid in cash. All distributions, whether received in shares or cash, are taxable and must be reported by you on Federal income tax returns.

Taxation

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the funds may have on your particular tax situation.

Taxability of Distributions.


You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the funds, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. If a portion of a fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the dividends received deduction for corporate shareholders. Other distributions are generally taxable as ordinary income. The fund expects that the majority of its distributions will be designated as capital gains, however the proportion of such distributions may vary. Some dividends paid in January may be taxable as if they had been paid the previous December.


The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal taxpurposes.


purposes. Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the U.S., the funds will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the funds. The funds are also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the funds' Account Application for additional information regarding backup withholding of federal income tax.


Taxability of Transactions.

 When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Further information relating to tax consequences is contained in the Statement of Additional Information. Fund distributions also may be subject to state, local and foreign taxes.

OTHER INFORMATION

Year 2000 Issues


The funds could be adversely affected if the computer systems used by the thefunds' Advisors or Manager and the funds' other service providers do not properly process and calculatecompanies in which the funds investdo not properly process date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, the funds' advisors and manager are working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters. Additionally, companies in which the funds invest may be negatively affected by year 2000 issues and foreign companies may be more likely to be affected than domestic companies.


Provision of Annual and Semi-annual Reports

To avoid sending duplicate copies of materials to households, only one copy of the funds' annual and semi-annual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact the funds (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder free of charge.

FINANCIAL HIGHLIGHTS


The following per share financial information for the Small Cap Fund, Mid Cap Fund, Growth and Income Fund, International Equity Fund, Emerging Markets Fund and Foreign Value Fund has been audited by PricewaterhouseCoopers LLP independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. This condensed financial information should be read in conjunction with the related financial statements and notes thereto as incorporated by reference in the Statement of Additional Information.

You can learn more about the funds in the following documents:

For more information about the Quantitative Group of Funds, the funds' Statement of Additional Information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the funds' most recent annual report to shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes.
The funds' annual report discusses the market conditions and investment strategies that significantly affected each funds' performance during its last fiscal year. You may get free copies of these materials, request other information about the funds, or make shareholder inquiries, by contacting your financial advisor or the Quantitative Group of Fund's web site, www.quantfunds.com, or by calling toll-free at 1-800-331-1244.


Investment Company Act file 811-3790

You may review and copy information about the funds, including their SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the funds on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the funds' file number.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                             Income from
                                                      Investment Operations (e)                         Distributions
                                   -----------------------------------------------------------   ---------------------------
                                     Net Asset                    Net Realized                    Dividends      Dividends
                                      Value at         Net       and Unrealized     Total from    from Net     in excess of
                                     Beginning      Investment    Gain (Loss)       Investment   Investment   Net Investment
                                     of Period      Income (a)    on Securities     Operations     Income        Income
                                    Small Cap
                                   -----------------------------------------------------------------------------------------
Ordinary Shares
Year Ended March 31, 1995            $  15.33        (0.20)           1.67             1.47        ---            ---
Year Ended March 31, 1996            $  15.81        (0.21)           5.54             5.33        ---            ---
Year Ended March 31, 1997            $  18.91         0.16 (f)        0.77             0.93        ---            ---
Year Ended March 31, 1998            $  15.04        (0.23)           5.60             5.37      (0.16)           ---
Year Ended March 31, 1999            $  17.80        (0.15)          (3.05)           (3.20)       ---            ---

Institutional Shares
Year Ended March 31, 1995            $  15.46        (0.13)           1.71             1.58        ---            ---
Year Ended March 31, 1996            $  16.05        (0.12)           5.63             5.51        ---            ---
Year Ended March 31, 1997            $  19.33         0.08 (f)        0.94             1.02        ---            ---
Year Ended March 31, 1998            $  15.55        (0.15)           5.79             5.64      (0.34)           ---
Year Ended March 31, 1999            $  18.40        (0.08)          (3.15)           (3.23)       ---            ---

Mid Cap
Ordinary Shares
Oct. 3, 1994** to March 31, 1995     $  10.00         0.05            0.07             0.12        ---            ---
Year Ended March 31, 1996            $  10.12         0.06            3.27             3.33      (0.01)           ---
Year Ended March 31, 1997            $  13.20         0.09            2.29             2.38      (0.14)           ---
Year Ended March 31, 1998            $  13.44        (0.08)           6.06             5.98        ---            ---
Year Ended March 31, 1999            $  16.05        (0.11)          (0.09)           (0.20)       ---            ---

                                                             Income from
                                                      Investment Operations (e)                         Distributions
                                   -----------------------------------------------------------   ---------------------------
                                     Net Asset                    Net Realized                    Dividends      Dividends
                                      Value at         Net       and Unrealized     Total from    from Net     in excess of
                                     Beginning      Investment    Gain (Loss)       Investment   Investment   Net Investment
                                     of Period      Income (a)    on Securities     Operations     Income        Income
                                    Small Cap
                                   -----------------------------------------------------------------------------------------
Institutional Shares
April 17, 1995** to March 31, 1996   $  10.27         0.10            3.09             3.19      (0.02)           ---
Year Ended March 31, 1997            $  13.20         0.11            2.27             2.38      (0.03)           ---
Year Ended March 31, 1998            $  13.55        (0.06)           6.12             6.06        ---            ---
Year Ended March 31, 1999            $  16.24        (0.10)          (0.10)           (0.20)       ---            ---

Growth and Income
Ordinary Shares
Year Ended March 31, 1995            $  13.85         0.14            1.44             1.58      (0.18)           ---
Year Ended March 31, 1996            $  13.72         0.12            2.89             3.01      (0.13)           ---
Year Ended March 31, 1997            $  14.57         0.08            2.53             2.61      (0.10)           ---
Year Ended March 31, 1998            $  15.22         0.00            7.61             7.61      (0.05)           ---
Year Ended March 31, 1999            $  20.85        (0.08)           2.82             2.74        ---            ---

Institutional Shares
Year Ended March 31, 1995            $  13.86         0.21            1.44             1.65      (0.23)           ---
Year Ended March 31, 1996            $  13.72         0.20            2.89             3.09      (0.20)           ---
Year Ended March 31, 1997            $  14.58         0.15            2.55             2.70      (0.18)           ---
Year Ended March 31, 1998            $  15.24         0.10            7.60             7.70      (0.17)           ---
Year Ended March 31, 1999            $  20.84         0.03            2.83             2.86        ---            ---
                                    -------------------------------------------------------------------------------------

                                    Distributions    Distributions                                               Net Assets
                                    from             in excess of                      Net Asset                 End of
                                    Realized         Realized          Total           Value End    Total        Period
                                    Capital Gains    Capital Gains     Distributions   of Period    Return (c)   (000's)
                                    -------------------------------------------------------------------------------------
Small Cap
Ordinary Shares
Year Ended March 31, 1995             (0.99)             ---             (0.99)        $ 15.81       10.24 %     $ 53,920
Year Ended March 31, 1996             (2.23)             ---             (2.23)        $ 18.91       34.25 %     $ 71,618
Year Ended March 31, 1997             (4.80)             ---             (4.80)        $ 15.04        1.72 %     $ 57,135
Year Ended March 31, 1998             (2.45) (g)         ---             (2.61)        $ 17.80       37.79 %     $ 66,876
Year Ended March 31, 1999               ---              ---               ---         $ 14.60      (17.98)%     $ 47,605

                                    -------------------------------------------------------------------------------------

                                    Distributions    Distributions                                               Net Assets
                                    from             in excess of                      Net Asset                 End of
                                    Realized         Realized          Total           Value End    Total        Period
                                    Capital Gains    Capital Gains     Distributions   of Period    Return (c)   (000's)
                                    -------------------------------------------------------------------------------------
Institutional Shares
Year Ended March 31, 1995            (0.99)             ---             (0.99)        $ 16.05       10.88 %     $ 47,044
Year Ended March 31, 1996            (2.23)             ---             (2.23)        $ 19.33       34.89 %     $ 42,803
Year Ended March 31, 1997            (4.80)             ---             (4.80)        $ 15.55        2.21 %     $  9,207
Year Ended March 31, 1998            (2.45) (g)         ---             (2.79)        $ 18.40       38.44 %     $  6,286
Year Ended March 31, 1999              ---              ---               ---         $ 15.17      (17.55)%     $  4,680

Mid Cap
Ordinary Shares
Oct. 3, 1994** to March 31, 1995       ---              ---               ---         $ 10.12        1.20 %     $    420
Year Ended March 31, 1996            (0.24)             ---             (0.25)        $ 13.20       33.01 %     $  6,025
Year Ended March 31, 1997            (2.00)             ---             (2.14)        $ 13.44       17.47 %     $  8,733
Year Ended March 31, 1998            (3.37)             ---             (3.37)        $ 16.05       46.76 %     $ 15,484
Year Ended March 31, 1999            (0.39)             ---             (0.39)        $ 15.46       (1.08)%     $ 12,617

Institutional Shares
April 17, 1995** to March 31, 1996   (0.24)             ---             (0.26)        $ 13.20       31.12 %     $  4,621
Year Ended March 31, 1997            (2.00)             ---             (2.03)        $ 13.55       17.51 %     $    361
Year Ended March 31, 1998            (3.37)             ---             (3.37)        $ 16.24       47.01 %     $    823
Year Ended March 31, 1999            (0.39)             ---             (0.39)        $ 15.65       (1.07)%     $    557

Growth and Income
Ordinary Shares
Year Ended March 31, 1995            (1.56)             ---             (1.72)        $ 13.72       12.71 %     $ 37,048
Year Ended March 31, 1996            (2.03)             ---             (2.16)        $ 14.57       22.17 %     $ 41,353
Year Ended March 31, 1997            (1.86)             ---             (1.96)        $ 15.22       17.97 %     $ 43,266
Year Ended March 31, 1998            (1.93)             ---             (1.98)        $ 20.85       51.52 %     $ 66,397
Year Ended March 31, 1999            (2.33)             ---             (2.33)        $ 21.26       13.67 %     $ 70,874

Institutional Shares
Year Ended March 31, 1995            (1.56)             ---             (1.79)        $ 13.72       13.29 %     $  1,975
Year Ended March 31, 1996            (2.03)             ---             (2.23)        $ 14.58       22.75 %     $  1,888
Year Ended March 31, 1997            (1.86)             ---             (2.04)        $ 15.24       18.62 %     $  1,532
Year Ended March 31, 1998            (1.93)             ---             (2.10)        $ 20.84       52.18 %     $  3,724
Year Ended March 31, 1999            (2.33)             ---             (2.33)        $ 21.37       14.27 %     $  4,607

                                                                  Ratios and Supplemental Data
                                           ---------------------------------------------------------------------
                                            Ratio of          Ratio of       Ratio of Net
                                            Operating         Operating      Investment
                                            Expenses          Expenses       Income (Loss)
                                            to Average        Net of         to Average           Portfolio
                                            Net Assets        Custody        Net Assets           Turnover
                                                              Credits
                                                              to Average
                                                              Net Assets(d)
                                            -------------------------------------------------------------------
Small Cap
Ordinary Shares
Year Ended March 31, 1995                    1.84 %              1.84 %        (1.31)%             320.00 %
Year Ended March 31, 1996                    1.97 %              1.88 %        (1.17)%             324.00 %
Year Ended March 31, 1997                    1.97 %              1.90 %         0.90 %  (l)        393.00 %
Year Ended March 31, 1998                    1.90 %              1.89 %        (1.33)%             135.00 %
Year Ended March 31, 1999                    1.94 %              1.94 %        (0.99)%             113.00 %

Institutional Shares
Year Ended March 31, 1995                    1.36 %              1.36 %        (0.62)%             320.00 %
Year Ended March 31, 1996                    1.47 %              1.38 %        (0.67)%             324.00 %
Year Ended March 31, 1997                    1.47 %              1.40 %         0.41 %  (l)        393.00 %
Year Ended March 31, 1998                    1.41 %              1.40 %        (0.66)%             135.00 %
Year Ended March 31, 1999                    1.44 %              1.44 %        (0.49)%             113.00 %

Mid Cap
Ordinary Shares
Oct. 3, 1994** to March 31, 1995              --- %              ---  %         1.50 %               0.00 %
Year Ended March 31, 1996                    2.34 %              1.92 %         0.48 %             181.00 %
Year Ended March 31, 1997                    1.19 %              1.11 %         0.62 %             162.00 %
Year Ended March 31, 1998                    1.57 %              1.57 %        (0.52)%             128.00 %
Year Ended March 31, 1999                    1.65 %              1.65 %        (0.72)%             168.00 %

Institutional Shares
April 17, 1995** to March 31, 1996           2.02 %    (b)       1.66 %         0.67 %             181.00 %

                                                                  Ratios and Supplemental Data
                                           ---------------------------------------------------------------------
                                            Ratio of          Ratio of       Ratio of Net
                                            Operating         Operating      Investment
                                            Expenses          Expenses       Income (Loss)
                                            to Average        Net of         to Average           Portfolio
                                            Net Assets        Custody        Net Assets           Turnover
                                                              Credits
                                                              to Average
                                                              Net Assets(d)
                                            -------------------------------------------------------------------
Year Ended March 31, 1997                    1.44 %              1.27 %         0.77 %             162.00 %
Year Ended March 31, 1998                    1.40 %              1.40 %        (0.35)%             128.00 %
Year Ended March 31, 1999                    1.62 %              1.62 %        (0.69)%             168.00 %

Growth and Income
Ordinary Shares
Year Ended March 31, 1995                    1.69 %              1.60 %         1.01 %             121.00 %
Year Ended March 31, 1996                    1.73 %              1.64 %         0.61 %             152.00 %
Year Ended March 31, 1997                    1.73 %              1.70 %         0.50 %              96.00 %
Year Ended March 31, 1998                    1.69 %              1.65 %        (0.01)%              72.00 %
Year Ended March 31, 1999                    1.67 %              1.62 %        (0.36)%              97.00 %

Institutional Shares
Year Ended March 31, 1995                    1.23 %              1.23 %         1.48 %             121.00 %
Year Ended March 31, 1996                    1.24 %              1.15 %         1.31 %             152.00 %
Year Ended March 31, 1997                    1.24 %              1.21 %         0.99 %              96.00 %
Year Ended March 31, 1998                    1.19 %              1.14 %         0.50 %              72.00 %
Year Ended March 31, 1999                    1.17 %              1.12 %         0.14 %              97.00 %



FINANCIAL HIGHLIGHTS - Continued
(For a share outstanding throughout each period)
                                                                Income from
                                                          Investment Operations (e)                        Distributions
                                           ----------------------------------------------------------------------------------------
                                           Net Asset                  Net Realized                   Dividends     Dividends
                                           Value at     Net           and Unrealized   Total from    from Net      in excess of
                                           Beginning    Investment    Gain (Loss)      Investment    Investment    Net Investment
                                           of Period    Income (a)    on Securities    Operations    Income        Income
                                           ----------------------------------------------------------------------------------------
International Equity
Ordinary Shares
Year Ended March 31, 1995                   $ 10.18      (0.03)            0.04           0.01          (0.13)           ---
Year Ended March 31, 1996                   $ 10.06       0.00             0.67           0.67          (0.03)           ---


FINANCIAL HIGHLIGHTS - Continued
(For a share outstanding throughout each period)
                                                                Income from
                                                          Investment Operations (e)                        Distributions
                                           ----------------------------------------------------------------------------------------
                                           Net Asset                  Net Realized                   Dividends     Dividends
                                           Value at     Net           and Unrealized   Total from    from Net      in excess of
                                           Beginning    Investment    Gain (Loss)      Investment    Investment    Net Investment
                                           of Period    Income (a)    on Securities    Operations    Income        Income
                                           ----------------------------------------------------------------------------------------
Year Ended March 31, 1997                   $ 10.70       0.01             0.40           0.41          (0.08)           ---
Year Ended March 31, 1998                   $ 11.03       0.07             1.30           1.37          (0.11)          (0.06)
Year Ended March 31, 1999                   $ 11.97       0.01            (0.58)         (0.57)         (0.02)          (0.01)

Institutional Shares
August 25, 1994** to March 31, 1995         $ 11.00       0.01            (0.73)         (0.72)         (0.18)           ---
Year Ended March 31, 1996                   $ 10.10       0.04             0.66           0.70          (0.07)           ---
Year Ended March 31, 1997                   $ 10.73       0.06             0.41           0.47          (0.10)           ---
Year Ended March 31, 1998                   $ 11.10       0.14             1.28           1.42          (0.20)          (0.11)
Year Ended March 31, 1999                   $ 11.95       0.06            (0.58)         (0.52)         (0.03)          (0.01)

Emerging Markets
Ordinary Shares
August 8, 1994** to March 31, 1995          $ 10.00      (0.05)           (2.71)         (2.76)          ---             ---
Year Ended March 31, 1996                   $  7.24      (0.07)            1.21           1.14           ---             ---
Year Ended March 31, 1997                   $  8.38      (0.04)            0.90           0.86           ---             ---
Year Ended March 31, 1998                   $  9.24      (0.04)           (1.50)         (1.54)          ---             ---
Year Ended March 31, 1999                   $  7.70       0.07            (1.11)         (1.04)         (0.07) (h)       ---

Institutional Shares
April 2,1996** to March 31, 1997            $  8.49       0.01             0.80           0.81          (0.03)           ---
Year Ended March 31, 1998                   $  9.27       0.02            (1.53)         (1.51)           ---            ---
Year Ended March 31, 1999                   $  7.76       0.09            (1.11)         (1.02)         (0.10) (h)       ---

Foreign Value
Ordinary Shares
May 15, 1998** to March 31, 1999            $ 10.00       0.02            (1.64)         (1.62)         (0.01)         (0.01)

Institutional Shares
December 18, 1998** to March 31, 1999       $  8.43       0.06            (0.12)         (0.06)           ---            ---

                                                            Distributions
                                           -----------------------------------------------------------------------------
                                           Distributions    Distributions
                                           excess of        from                               Net Asset
                                           Investment       Realized         Total             Value End    Total
                                           Capital Gains    Capital Gains    Distributions     of Period    Return (c)
                                           -----------------------------------------------------------------------------
International Equity
Ordinary Shares
Year Ended March 31, 1995                        ---             ---             (0.13)         $ 10.06        0.07 %
Year Ended March 31, 1996                        ---             ---             (0.03)         $ 10.70        6.63 %
Year Ended March 31, 1997                        ---             ---             (0.08)         $ 11.03        3.82 %
Year Ended March 31, 1998                       (0.21)          (0.05)           (0.43)         $ 11.97       12.95 %
Year Ended March 31, 1999                        ---             ---             (0.03)         $ 11.37       (4.78)%

Institutional Shares
August 25, 1994** to March 31, 1995              ---             ---             (0.18)         $ 10.10       (6.57)%
Year Ended March 31, 1996                        ---             ---             (0.07)         $ 10.73        6.95 %
Year Ended March 31, 1997                        ---             ---             (0.10)         $ 11.10        4.38 %
Year Ended March 31, 1998                       (0.21)          (0.05)           (0.57)         $ 11.95       13.50 %
Year Ended March 31, 1999                        ---             ---             (0.04)         $ 11.39       (4.34)%

Emerging Markets
Ordinary Shares
August 8, 1994** to March 31, 1995               ---             ---              ---           $  7.24      (27.60)%
Year Ended March 31, 1996                        ---             ---              ---           $  8.38       15.75 %
Year Ended March 31, 1997                        ---             ---              ---           $  9.24       10.26 %
Year Ended March 31, 1998                        ---             ---              ---           $  7.70      (16.67)%
Year Ended March 31, 1999                        ---             ---             (0.07)         $  6.59      (13.40)%

Institutional Shares
April 2,1996** to March 31, 1997                 ---             ---             (0.03)         $  9.27        9.54 %
Year Ended March 31, 1998                        ---             ---              ---           $  7.76      (16.29)%
Year Ended March 31, 1999                        ---             ---             (0.10)         $  6.64      (12.93)%

Foreign Value
Ordinary Shares
May 15, 1998** to March 31, 1999                 ---             ---             (0.02)         $  8.36      (16.16)%

Institutional Shares
December 18, 1998** to March 31, 1999            ---             ---              ---           $  8.37       (0.71)%


                                                                      Ratios and Supplemental Data
                                          ------------------------------------------------------------------------------------
                                                              Ratio of          Ratio of         Ratio of Net
                                           Net Assets         Operating         Operating        Investment
                                           End of             Expenses          Expenses         Income (Loss)
                                           Period             to Average        Net of           to Average        Portfolio
                                           (000's)            Net Assets        Custody          Net Assets        Turnover
                                                                                Credits
                                                                                to Average
                                                                                Net Assets (d)
                                          ------------------------------------------------------------------------------------
International Equity
Ordinary Shares
Year Ended March 31, 1995                  $ 27,657             1.91 %          1.91 %           (0.20) %          45.49 %
Year Ended March 31, 1996                  $ 27,402             2.15 %          2.09 %           (0.04) %          43.03 %
Year Ended March 31, 1997                  $ 27,410             2.20 %          2.15 %            0.10  %         135.03 %
Year Ended March 31, 1998                  $ 32,182             2.18 %          2.03 %            0.62  %          51.03 %
Year Ended March 31, 1999                  $ 21,956             2.11 %          2.08 %            0.12  %         128.03 %

Institutional Shares
August 25, 1994** to March 31, 1995        $  3,052             1.66 % (b)      1.56 % (b)        0.13  % (b)      45.49 % (b)
Year Ended March 31, 1996                  $  1,241             1.65 %          1.59 %            0.38  %          43.03 %
Year Ended March 31, 1997                  $  1,760             1.69 %          1.64 %            0.31  %         135.03 %
Year Ended March 31, 1998                  $  1,728             1.68 %          1.54 %            1.19  %          81.00 %
Year Ended March 31, 1999                  $  1,895             1.61 %          1.58 %            0.62  %         128.03 %

Emerging Markets
Ordinary Shares
August 8, 1994** to March 31, 1995         $  4,259             2.54 % (b)      2.54 % (b)       (1.03) % (b)      10.72 % (b)
Year Ended March 31, 1996                  $  7,736             2.74 %          2.59 %           (0.84) %           9.03 %
Year Ended March 31, 1997                  $ 10,052             2.68 %          2.56 %           (0.47) %           9.07 %
Year Ended March 31, 1998                  $  9,241             2.69 %          2.57 %           (0.43) %          52.02 %
Year Ended March 31, 1999                  $  8,442             2.32 %          2.24 %            1.03  %          49.00 %

Institutional Shares
April 2,1996** to March 31, 1997           $  1,212             2.01 % (b)      1.59 % (b)        0.13  % (b)       8.00 % (b)
Year Ended March 31, 1998                  $  1,002             2.19 %          2.07 %            0.24  %          52.00 %
Year Ended March 31, 1999                  $  1,447             1.82 %          1.74 %            1.36  %          49.00 %

Foreign Value
Ordinary Shares
May 15, 1998** to March 31, 1999           $  7,478             1.99 % (b)      1.90 % (b)        0.19  % (b)      22.00 % (b)

Institutional Shares
December 18, 1998** to March 31, 1999      $    401             1.72 % (b)      1.70 % (b)        0.75  % (b)      22.00 % (b)

**  Commencement of Operations

(a) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements. As a result of such waivers/reimbursements and reductions, expenses of the Small Cap Ordinary Shares for the periods ended March 31, 1998, 1997, and 1996 reflect a reduction of $0.01, $0.02 and $0.02 per share; expenses of the Small Cap Institutional Shares for the periods ended March 31, 1998, 1997 and 1996 reflect a reduction of $0.01,$0.02 and $0.02 per share; expenses of the Mid Cap Ordinary Shares for the periods ended March 31, 1999, 1998, 1997, 1996 and 1995 reflect a reduction of $0.03, $0.07, $0.15, $0.23 and $0.76 per share; expenses of the Mid Cap Institutional Shares for the periods ended March 31, 1998, 1997, and 1996 reflects a reduction of $0.06, $0.10 and $0.11 per share; expenses of the Growth and Income Ordinary Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the Growth and Income Institutional Shares for the periods ended March 31,1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the International Equity Ordinary Shares for the periods ended March 31, 1998, 1997, 1996 and 1995 reflect a reduction of $---, $0.01 $0.01 and $0.01 per share respectively; expenses of the International Equity Institutional Shares for the periods ended March 31, 1998, 1997, 1996, and 1995 reflect a reduction of $ ---, $0.02, $0.01 and
    $0.01 per share; expenses of the Emerging Markets Ordinary Shares for the periods ended March 31, 1999, 1997, 1996 and 1995 reflect a reduction of

    $0.02, $0.01, $0.01 and $0.02 per share; expenses of the Emerging Markets Institutional Shares for the periods ended March 31, 1999 and 1997 reflects a reduction of $0.02 and $0.02 per share; expenses of the Foreign Value Ordinary Shares for the period ended March 31, 1999 reflect a reduction of $0.01 per share, and expenses of the Foreign Value Institutional Shares for the period ending March 31, 1999 reflect a reduction of $ 0.01 per share.

(b) Annualized

(c) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. See Note 3 to the financial statements. Effective August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the deferred sales charge of 1%.

    The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.

(d) Expense ratios for the years ended March 31, 1999, March 31, 1998, March 31, 1997 and March 31, 1996 are shown gross of custody credits (Note 3) in accordance with SEC regulations. These credits are generated by interest earned on uninvested cash balances maintained by the Funds, and are used to offset custodial expenses of the Fund. This column shows the Funds' expense ratios net of such credits,

(e) Per share numbers have been calculated using the average shares method.

(f) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the fiscal year ended March 31, 1997.

(g) Represents $ 2.42 per share of distributions from realized capital gains and $ 0.03 per share of a return of capital.

(h) Represents $ 0.05 per share of distributions from net investment income and $ 0.02 per share of a return of capital for Ordinary Shares and $0.07 per share of distributions from net investment income and $ 0.03 per share of a return of capital for Institutional Shares.

                          QUANTITATIVE GROUP OF FUNDS
                      Statement of Additional Information
                      -----------------------------------

                                 August 1, 1999
                                 --------------

U.S. Equity Funds                     International Funds
-----------------                     -------------------


Quantitative Small Cap Fund             Quantitative International Equity Fund

Quantitative Mid Cap Fund                    Quantitative Emerging Markets Fund

Quantitative Growth and Income Fund          Quantitative Foreign Value Fund

  This Statement of Additional Information ("Statement") contains information which may be of interest to investors but which is not included in the Prospectus of Quantitative Group of Funds (the "Trust"). This Statement is not a Prospectus and is only authorized for distribution when accompanied by the Prospectus of the Trust dated August 1, 1999, and should be read in conjunction with the Prospectus. This Statement incorporates by reference information from the Trust's Annual Report dated March 31, 1999. Investors may obtain a free copy of the Prospectus and/or the Annual Report by writing Quantitative Group of Funds, 55 Old Bedford Road, Lincoln, MA 01773 or by calling 1-800-331-1244.


                               TABLE OF CONTENTS


                                                                         PAGE

INVESTMENT POLICIES AND RELATED RISKS............................         2

MANAGEMENT OF THE FUNDS..........................................         2

PORTFOLIO TRANSACTIONS...........................................

                                                                         11

HOW TO INVEST....................................................        12

HOW TO MAKE EXCHANGES............................................        14

HOW TO REDEEM....................................................        14

CALCULATION OF NET ASSET VALUE...................................        15

DISTRIBUTIONS....................................................        16

TAXATION.........................................................        16

OTHER INVESTMENT PRACTICES.......................................        24

INVESTMENT RESTRICTIONS OF THE FUNDS.............................        24

PERFORMANCE MEASURES.............................................        26

THE QUANTITATIVE GROUP...........................................        31

EXPERTS..........................................................        31

                       INVESTMENT OBJECTIVES AND POLICIES

     The Funds are series of an open-end, management investment company. The Funds are nondiversified. The investment objectives and policies of the Funds are summarized in the text of the Prospectus following the captions Fund Summary and Investment Policies and Related Risks. There is no assurance that those objectives will be achieved. This Statement contains certain additional information about those objectives and policies. Capitalized terms used in this Statement but not defined herein have the same meaning as in the Prospectus.

                            MANAGEMENT OF THE FUNDS

          The Trustees are responsible for protecting the interests of shareholders. The Trustees met periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance. The majority of the trustees are otherwise not affiliated with the Funds.


                                                      Position with                     Position with
                                                      Quantitative                      Distribution, U.S.
                                                      Corporation                       Manager,
Trustees and Officers                                 Position                          Boston capital
---------------------                                 with Fund                         Principal
Name, Address+ and Age        Occupation**            Corporation                       Advisors, Inc.
----------------------        ------------            -----------                       -------------

ROBERT M. ARMSTRONG             Trustee             Associate, Keystone                    None
          None
Age: 59                                             Associates (career
                                                    management); formerly
                                                    President, Alumni Career
                                                    Services, Inc. (consulting firm);
                                                    Director of Alumni Career
                                                    Services, Harvard University,
                                                    Graduate School of
                                                    Business Administration

EDWARD A. BOND, JR.             Trustee             President, Bond Brothers Inc.          None
          None
Age:  42                                            (general contractors).

JOHN M. BULBROOK                Trustee             President, John M. Bulbrook            None
          None
Age:  58                                            Insurance Agency, Inc.

EDWARD E. BURROWS               Trustee             Independent consulting                 None
          None
Age:  66                                            actuary - employee benefit
                                                    plans;  formerly Vice President
                                                    and Director of Actuarial Services,
                                                    Mintz, Levin, Cohn, Ferris,
                                                    Glovsky and Popeo, PC
                                                    (law firm/consulting);
                                                    formerly President, The Pentad

 Corporation (employee benefit
 consultants and actuaries).

FREDERICK S. MARIUS                      President              President, General Counsel              President
Clerk,

Age: 35

Executive  U.S. Boston Capital           General                Counsel  General                        Vice President
Corporation

LEON OKUROWSKI*                          Trustee,               Director and Vice President,            Director
Director

Age:  57


U.S. Boston Capital                       Treasurer             Vice President                          Director and Vice President,
Corporation                                                                                             Treasurer

WILLARD L. UMPHREY*                       Director              President,   Director and               Director,
Chairman,                                 Treasurer, U.S.       and Treasurer

Age:  59

RON ZWANZIGER*                            Trustee               Director, President, and
None

Age:  44                                  Chief Executive Officer,
                                          Selfcare, Inc.

     +The mailing address of each of the officers and Trustees is 55 Old Bedford Road, Lincoln, Massachusetts 01773.

     *Messrs. Umphrey, Okurowski and Zwanziger are "interested persons" (as defined in the Investment Company Act of 1940) of the Funds, the Manager or an Advisor.

     **The principal occupations of the officers and Trustees for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers, with the exception of Mr. Marius who was employed by Putnam Investments, Inc. from 1992 to 1999 as in-house counsel and who joined U.S. Boston Capital Corp. and Quantitative Advisors, Inc. in 1999.

     Each Trustee receives an annual fee of $4,000. For services rendered during the fiscal year ended March 31, 1999, the Funds paid Trustees' fees aggregating $28,000.

     The following Compensation Table provides, in tabular form, the following data:

Column (1) All Trustees who receive compensation from the Trust.
Column (2) Aggregate compensation received by a Trustee from all series of the Trust.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Trust. The Trust does not pay its Trustees such benefits.
Column (5) Total compensation received by a Trustee from the Trust plus compensation received from all funds managed by the Manager for which a Trustee serves. As there are no such funds other than the series of the Trust, this figure is identical to column (2).

                              Compensation Table
                   for the fiscal year ended March 31, 1999

                                              Pension or
Total
                                              Retirement         Estimated
Compensation
                            Aggregate      Benefits Accrued   Annual Benefits    From
the Trust
Name of Person,            Compensation    As Part of Fund         Upon         and
Fund Complex
Position                  from the Trust       Expenses         Retirement      Paid to
Trustee

Robert M. Armstrong,           $4,000             N/A              N/A
$4,000
Trustee, 59

Edward A. Bond, Jr.            $4,000             N/A              N/A
$4,000
Trustee, 42

John M Bulbrook,               $4,000             N/A              N/A
$4,000
Trustee, 58

Edward E. Burrows,             $4,000             N/A              N/A
$4,000
Trustee, 66

Leon Okurowski,                $4,000             N/A              N/A
$4,000
Trustee, 57

Willard L. Umphrey,            $4,000             N/A              N/A
$4,000
Trustee, 59

Ron Zwanziger,                 $4,000             N/A              N/A
$4,000
Trustee,


   The Trust's Agreement and Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds or that such indemnification would relieve any officer or Trustee of any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

   Messrs. Umphrey and Okurowski, as officers of the Manager and the Distributor, will benefit from the management and distribution fees paid or allowed by the Funds and from brokerage commissions received by U.S. Boston Capital Corporation in connection with the purchase and sale of the Funds' portfolio securities.

   At July 21, 1999, the officers and Trustees as a group owned in the aggregate .90% of the outstanding Ordinary Shares of the Small Cap Fund, 12.17% of the
outstanding Institutional Shares of the Small Cap Fund, 0.23% of the outstanding Ordinary Shares of the Mid Cap Fund, 51.17% of the outstanding Institutional Shares of the Mid Cap Fund, 0.40% of the outstanding Ordinary Shares of the Growth and Income Fund, 26.87% of the outstanding Institutional Shares of the Growth and Income Fund, 0.40% of the outstanding Ordinary Shares of the International Equity Fund, 1.7% of the outstanding Institutional Shares of the International Equity Fund, 2.6% of the outstanding Ordinary Shares of the Emerging Markets Fund, 1% of the outstanding Institutional Shares of the Emerging Markets Fund, 5.10% of the outstanding Ordinary Shares of the Foreign Value Fund, and 0% of the outstanding Institutional Shares of the Foreign Value Fund. On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Small Cap Fund:

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
     Charles Schwab & Co., Inc.                                                    5.33%
     101 Montgomery Street
     San Francisco, CA  94104

     Pershing Division of Donaldson, Lufkin & Jenrette                            17.57%
     P.O. Box 2052
     Jersey City, NJ 07303

     The John Dickson Home                                                        14.35%
     1701 Pennsylvania Avenue, N.W.
     Washington, DC  20006

     National Postal Forum                                                        11.59%
     3998 Fair Ridge Drive
     Fairfax, VA  22033

     U.S. Boston Corporation                                                      10.61%
     55 Old Bedford Road
     Lincoln, MA 01773

     Temple Preservation Foundation                                                7.77%
     1773- 16th Street
     Washington, DC  20009

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
     The Henry and Annie Hurt Home for the Blind                                    6.60%
     1701 Pennsylvania Ave, N.W.
     Suite 1000
     Washington, DC  20006

On the same date, each of the following persons owned 5% or more of the then outstanding Ordinary Shares of the Mid Cap Fund:

     Name and Address                                       % of Outstanding Ordinary Shares
     ----------------                                       --------------------------------
     Dover Instrument Corporation                                                  11.05%
     P.O. Box  200
     Westboro, MA  01581

     Mr. George H. Howell                                                           6.38%
     107 Dudley Road
     Wayland, MA 01778

On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Mid Cap Fund:

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
     U.S. Boston Corporation                                                       33.62%
     55 Old Bedford Road
     Lincoln, MA  01773

     Mr. James E. and Ms. Sandra G. Jones                                          13.60%
     9 Stone Creek Park
     Owensboro, KY  42303

     Ms. Lawrie Okurowski                                                          10.44%
     50 Musterfield Road
     Concord, MA  01742

     State Street Bank and Trust Custodian for                                      9.08%
       Marsha W. Vaughan IRA
     2122 Harpoon Drive
     Stafford, VA  22554

     State Street Bank and Trust Custodian for                                      7.78%
       Marlys Bernal
     2801 Baxley Hollow Ct.
     Herndon, VA  20171

     U.S. Boston Corporation PSRP A/C Leon Okurowski                                7.10%
     55 Old Bedford Road
     Lincoln, MA  01773

On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Growth and Income Fund:

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
     Dover Instrument Corporation                                                  54.21%
     P.O. Box 200
     Westboro, MA  01581

     U.S. Boston Corporation                                                       15.89%
     55 Old Bedford Road
     Lincoln, MA  01773

     Charles Schwab & Co., Inc.                                                    7.02%
     101 Montgomery Street
     San Francisco, CA  94104

On the same date, the following person owned 5% or more of the then outstanding Institutional Shares of the International Equity Fund:

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
     Dover Instrument Corporation                                                  89.82%
     P. O. Box 200
     Westboro, MA  01581

     U.S. Boston Corp.                                                              5.95%
     55 Old Bedford Road
     Lincoln, MA  01773

On the same date, the following person owned 5% or more of the then outstanding Institutional Shares of the Emerging Markets Fund:

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
      Strafe & Co.                                                                 97.81%
      P.O. Box  160
      Westerville, OH  43086-0160

On the same date, each of the following persons owned 5% or more of the then outstanding Ordinary Shares of the Foreign Value Fund:

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
     Dermatology Associates of Concord, Inc. Profit                                6.13%
       Sharing Retirement Plan
     290 Baker Road
     Concord, MA 01742

     Lowell Anesthesiology Service - PSRP                                          5.25%
     60 East Street, Suite 1300
     Metheun, MA  01844

On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Foreign Value Fund:

     Name and Address                                       % of Outstanding Institutional Shares
     ----------------                                       -------------------------------------
     David Jaffin                                                                  83.58%
     230 Park Avenue
     New York, NY  10169

     National Financial Services Corp.                                             16.37%
     P.O. Box 3908
     New York, NY  10008

The Manager and Management Contract
-----------------------------------

     Each Fund emphasizes the use of computer models in the stock selection process. These computer models generally are developed as a result of research conducted by a team of individuals. The same investment strategy used to manage a particular Fund also may be used to manage separate institutional accounts maintained at the Manager or Advisor.

     The Manager is an affiliate of U.S. Boston Capital Corporation, the Funds' Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA President and Trustee of the Funds, Leon Okurowski, Treasurer and Trustee of the Funds, individually and jointly with their spouses, together own 100% of the Manager's outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

     Under the terms of the management agreement, the Manager may, subject to the approval of the Trustees, manage the Funds itself or, subject to the approval by the Trustees, select subadvisors (the "Advisors") to manage certain of the Funds. In the latter case, the Manager monitors the Advisors' investment program and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes and the Funds' own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds' business, and provides general management and administrative services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds' securities portfolios and for the provision of services by third parties such as the Funds' custodian.

       The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days' written notice by either party.

     In addition to the management fee, the Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds' shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Fund expenses are allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. The Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Trustees. The Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

     The funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an Advisory Contract without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisers and to recommend their hiring, termination, and replacement. Shareholders of a fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.


     As compensation for services rendered, the Funds pay the Manager a monthly fee at the annual rate of: 1.00% of the average daily net asset value of the Small Cap Fund, Mid Cap Fund, the International Equity Fund, and the Foreign Value Fund (this fee is higher than that paid by most other investment companies); 0.80% of the average daily net asset value of the Emerging Markets Fund; and 0.75% of the average daily net asset value of the Growth and Income Fund. For services rendered to the Small Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $595,869, $712,299, and $916,777, respectively. For services rendered to the Mid Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $148,620, $122,800, and $96,688, respectively, a portion of which were waived by the Manager. For services rendered to the Growth and Income Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $527,997, $425,583, and $334,461, respectively. For services rendered to the International Equity Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $276,103, $311,008, and $287,461, respectively. For services rendered to the Emerging Markets Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $73,465, $86,261, and $77,271, respectively. For services rendered to the Foreign Value Fund during the fiscal year ended March 31, 1999, the Manager received fees of $50,130. Such fees were rebated by the Manager to the extent required to comply with its contractual undertaking to assume certain expenses of the Small Cap Fund, the Growth and Income Fund, and the International Equity Fund (including the Manager's compensation) in excess of 2.00% of such Fund's average net assets and such fees were also waived by the Manager to the extent required to comply with its voluntary undertaking to assume certain expenses of the Emerging Markets Fund in excess of 2.25%, respectively, of such Funds' average net assets.

Advisory Contracts
------------------

     Pursuant to an Advisory Contract with the Manager, the Advisor to a Fund furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by such Advisor and may perform certain limited, related administrative functions in connection therewith.

     Each Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Advisor, the Manager or the Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of each Fund to which it relates. Each Advisory Contract may be terminated without penalty with respect to any Fund by vote of the Trustees or the shareholders of that Fund, or by the Manager on not less than 30 nor more than 60 days' written notice or by the particular Advisor on not less than 30 nor more than 60 days', or no less than 150 days' written notice, depending on the Fund. Each Advisory Contract may be amended with respect to any Fund without a vote of the shareholders of that Fund. Each Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Funds and the Manager terminates generally or terminates with respect to that particular Fund.

     Each Advisory Contract provides that the Advisor shall not be subject to any liability to the Funds or to the Manager or to any shareholder of the Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Advisor.

     For services rendered, the Manager pays to the Advisor of a fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap Fund - 0.50% of average daily total net assets; Mid Cap Fund - 0.40% of average daily total net assets; Growth and Income Fund - 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; International Equity Fund - 0.50% of average daily total net assets; Foreign Value Fund - 0.35% of the first $30 million and 0.50% of amounts in excess of $30 million of average daily total net assets; and Emerging Markets Fund - 0.40% of average daily total net assets.

     For services rendered during the fiscal year ended March 31, 1999, the Manager paid to the Advisors of the following Funds fees in amounts equivalent to the following percentages of average daily net asset value: Small Cap Fund - 0.50%; Mid Cap Fund - 0.40%, Growth and Income Fund - 0.334%; International Equity Fund - 0.50%, Emerging Markets Fund - 0.40%, and Foreign Value Fund - 0.35%. For services rendered to the Small Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $297,934, $357,261, and $477,141, respectively. For services rendered to the Mid Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable advisor received fees of $59,448, $49,266, and $48,678, respectively. For services rendered to the Growth and Income Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $226,254, $185,739, and 4148,785, respectively. For services rendered to the International Equity Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $138,052, $155,972, and $143,731, respectively. For services rendered to the Emerging Markets Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $36,733, $43,257, and $38,636, respectively. For services rendered to the Foreign Value Fund during the fiscal year ended March 31, 1999, the applicable Advisor received fees of $17,537.

Quantitative Small Cap Fund
Quantitative Mid Cap Fund

Columbia Partners, L.L.C., Investment Management, 1701 Pennsylvania Ave., NW, Washington, DC 20006 ("Columbia Partners") serves as Advisor to the Small Cap Fund and the Mid Cap Fund. The firm presently has over $1 billion in assets under management for individual, pension plan and endowment accounts. Robert A. von Pentz, CFA has managed the Small Cap and Mid Cap Funds since July 1996. Mr. von Pentz is a founder of Columbia Partners and previously served as chairman of the board and chief financial officer of Riggs Investment Management Corporation, where he worked from 1989 to 1995. Terence Collins, Robert von Pentz, Galway Capital Management, Landon Butler, Paul Kelley, John McKernan and Glen Lester Fant III are control persons of Columbia Partners L.L. C.

Quantitative Growth and Income Fund

State Street Global Advisors, 2 International Place, Boston, MA 02110, a unit of State Street Bank and Trust Company ("State Street"), serves as Advisor to the Growth and Income Fund. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly owned bank holding company. State Street manages over $150 billion in assets for employee benefit plans, endowment funds and individuals. The Growth and Income Fund has been managed continuously by the Matrix Equity Group at State Street since the Fund's inception. The team at State Street presently responsible for the daily management of the Fund includes Steven M. Esielonis, Douglas T. Holmes, CFA, and Charles Babin, CFA. Mr. Esielonis has served as a Vice President at State Street since 1992. Mr. Holmes, Senior Vice President at State Street, has worked at State Street since 1984. Mr. Babin joined State Street as a Managing Director in 1996. Prior to that time, he was a Senior Vice President at Natwest Investment Management from 1995 to 1996 and the President and Managing Director of BRS Capital Management from 1987-1995. Marshall Carter, Savid Spina, Tenley Albright, David Gruber, I. MacAllister Booth, John M. Kucharshi, James I. Cash Jr., Charles R. LaMantia, Truman S. Casner, David Perini, Nader Darehshori, Dennis J. Picard, Arthur L. Goldstein, and David Chapman Walsh are Directors of State Street Global Advisors and are therefore considered control persons.


Quantitative International Equity Fund
Quantitative Emerging Markets Fund

Independence International Associates, Inc., 53 State Street, Boston, MA 02109, formerly Boston International Advisors, Inc. ("Independence International"), serves as Advisor to the International Equity Fund and the Emerging Markets Fund. The firm presently has over $2 billion under management in international portfolios of pension and endowment funds, among others. Norman H. Meltz and Dennis Fogerty manage both the International Equity Fund and Emerging Markets Fund. Mr. Meltz has been involved since the inception of each fund in the development and application of the funds' investment strategies. Independence International is wholly owned by Independence Investment Associates, Inc., a Delaware corporation. John Hancock Mutual Life Insurance and William Cameron Fletcher are control persons of Independence International Associates, Inc.

Quantitative Foreign Value Fund

Day-to-day responsibility for managing the Foreign Value Fund presently is provided by Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110 ("Polaris"). The firm presently has over $50 million under management for institutional clients and wealthy individuals. The Foreign Value Fund is managed by Bernard R. Horn, Jr. Prior to founding Polaris in 1995, Mr. Horn worked as a portfolio manager at Horn & Company, Freedom Capital Management Corporation, and MDT Advisers, Inc. Bernard R. Horn, Jr and Edward Wendell Jr. are both control persons of Polaris Capital Management Inc.

Distributor and Distribution Plan
---------------------------------

     U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 ("Distributor"), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor is an affiliated person of the Funds' Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Funds' shares pursuant to a written agreement dated April 17, 1985 ("Distribution Agreement"). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement calls for the Distributor to use its best efforts to secure purchasers for shares of the Funds.

     To permit the Funds to pay a monthly fee to the Distributor, the Funds have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The fee is not directly tied to the Distributor's expenses. If expenses exceed the Distributor's fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor's fees exceed the expenses of distribution, the Distributor may realize a profit. The Small Cap, Growth and Income, International Equity, and Emerging Markets Funds pay the Distributor a monthly fee at the annual rate of 0.50% of the average net asset value of shares (excluding Institutional Shares) held in shareholder accounts opened during the period the Plan is in effect, as determined at the close of each business day during the month. The Mid Cap and Foreign Value Funds pay the Distributor a monthly fee at the annual rate of 0.25% of the average net asset value of their respective Ordinary Shares. Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the plan must be in writing. Continuance of the Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements ("Qualified Trustees"), cast in person at a meeting called for the purpose. The Plan may be terminated as to a Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Funds review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

     For the fiscal year ended March 31, 1999, the aggregate fees (net of fees waived), paid to the Distributor pursuant to the Plan totaled $789,740, or 0.50% of the average net assets of the Ordinary Shares of the Small Cap, Growth and Income, International Equity, and Emerging Markets Funds and 0.25% of the average net assets of the Ordinary Shares of the Mid Cap Foreign Value Fund.

     The Distributor also receives the deferred sales charges withheld from redemption proceeds, see How to Redeem, and may benefit from its temporary
                         -------------
holding of investors' funds in connection with certain purchases and redemptions of shares of the Funds.

Custodian
----------

     Investors Fiduciary Trust Company ("Custodian") is the custodian of each of the Funds' securities and cash. The Custodian's responsibilities include safekeeping and controlling the Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Funds. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian's office at 801 Pennsylvania Ave., Kansas City, MO 64105.

Transfer Agent
--------------

     Quantitative Institutional Services ("Transfer Agent"), a division of the Manager, is the transfer agent and dividend disbursing agent for each of the Funds. All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, Massachusetts 01773. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-331-1244. Subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase orders and funds from certain investors. For its services, the Transfer Agent receives base at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and is reimbursed for out of pocket expenses.

                             PORTFOLIO TRANSACTIONS

   Investment Decisions.  Investment decisions for a Fund and for other
   --------------------
investment advisory clients of the Manager or that Fund's Advisor or its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

   Brokerage and Research Services.  Transactions on stock exchanges and other
   -------------------------------
agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

   All orders for the purchase and sale of portfolio securities for each Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

   It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisors and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Advisors place the Funds' portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisors or the Manager in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in advising the Funds. The fees paid to the Advisors by the Manager or paid to the Manager by the Funds are not reduced because the Advisors or the Manager receive such services.

   As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Advisory Contracts, the Manager or Advisors may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to the Manager or Advisors an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or Advisors' authority to cause the Funds to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

   Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Advisors may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

   Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not "interested persons" of the Fund.

   Brokerage commissions paid by the Funds on portfolio transactions for the fiscal years ended March 31, 1997, March 31, 1998, and March 31, 1999 are as follows:

Fiscal Year Ended March 31,
Fund                               1997        1998       1999
----------------------------------------------------------------
Small Cap Fund                    $773,033   $272,199   $221,371
Mid Cap Fund                        46,196     44,701     58,392
Growth and Income Fund              85,411     63,665     94,378
International Equity Fund          147,002     74,654     74,831
Emerging Markets Fund               19,551     39,223     35,435
Foreign Value Fund                    --__         --     34,047


None of such commissions was paid to a broker who was an affiliated person of the Funds or an affiliated person of such a person or, to the knowledge of the Funds, to a broker an affiliated person of which was an affiliated person of the Fund, the Manager or any Advisor.

                                 HOW TO INVEST

     The procedures for purchasing shares are summarized in the Prospectus under the caption How to Invest.
            -------------

       Investments through Brokers. The Distributor may pay a sales fee of 1.00%
       ---------------------------
of the offering price to the dealer transmitting an order for Ordinary Shares, provided that the Ordinary Shares sold are subject to the 1.00% deferred sales charge. The Distributor may also pay the dealer a service fee at an annual rate of 0.25% of the average daily net asset value of Ordinary Shares in accounts serviced by the dealer.

     Exchange of Securities for Shares of the Funds.  Applications to exchange
     ----------------------------------------------
common stocks for Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by the Funds will be valued as set forth under Calculation of Net Asset Value in
                                            ------------------------------
the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

     Open Account System.  Under the Funds' Open Account System all shares
     -------------------
purchased are credited directly to your account in the designated Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

     The following services are currently offered by the Open Account System:

       1. You may make additional investments in a Fund by sending a check (made payable to "Quantitative Group of Funds") to the Funds or by wire, as described under How to Invest in the Prospectus.
                -------------

       2. You may select one of the following distribution options which best fits your needs.

           . REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
           . INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
           . CASH OPTION: Income dividends and capital gain distributions paid in cash.

           You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

       3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

     The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5.

The right is reserved on 60 days' written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Tax Deferred Retirement Plans.
-----------------------------

     Accounts Offered by the Funds.   The Funds offer tax-deferred accounts, for
     -------------------------------
which State Street Bank and Trust Company acts as custodian, including:

     Traditional Individual Retirement Accounts (IRAs)
     Roth IRAs
     Simplified Employee Pension Plans (SEP-IRAs)
     403(b) Custodial Accounts

     Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of theses kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

     IRAs.  Investors may establish either regular IRA accounts, to which they
     -----
may make contributions of up to $2000 annually (or 100% of their earned income for the year, if less), or rollover IRAs, to which they may roll over or transfer assets from another preexisting IRA of the same kind. They also may establish conversion Roth IRAs (into which they may move assets from a traditional IRA), if they satisfy certain requirements; individuals will be subject to tax on the taxable amount moved from a traditional IRA to a Roth IRA at the time of the conversion. SEP-IRAs are traditional IRA accounts established pursuant to an employer-sponsored SEP plan; different contribution limits apply to SEP-IRAs.

     Contributions to a traditional IRA will be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual's income. Distributions from traditional IRAs are taxable as ordinary income. Contributions to a Roth IRA are not deductible. However, withdraws may not be taxable if certain requirements are met. In either case, capital gains and income earned on Fund shares held in an IRA are not taxable as long as they are held in the IRA.

     403(b)s.  This kind of custodial account may be established by employees of
     --------
certain educational and charitable organizations. A qualifying employee may make an election to defer salary, which is then contributed to the 403(b) account; these contributions held in a 403(b) account are not taxable as long as they are held in the account. A 403(b) holder generally will have taxable income only when he or she receives a distribution from the account; distributions are taxable as ordinary income.

     Other Retirement Plans.  Fund shares also may be made available as an
     -----------------------
investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

                             HOW TO MAKE EXCHANGES

     The procedures for exchanging shares of one Fund for those of another are described in the Prospectus under How to Make Exchanges.
                                  ---------------------

     An exchange involves a redemption of all or a portion of shares of one class of a Fund and the investment of the redemption proceeds in shares of a like class in another Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Fund being redeemed which is next determined after the exchange request is received in proper order.

     The shares of the particular class of shares of the Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Fund being acquired in accordance with the customary policy of that Fund for accepting investments.

     The exchange of shares of one class of a Fund for shares of a like class of another Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

     The exchange privilege may be modified or terminated at any time, and the Funds may discontinue offering shares of any Fund or any class of any Fund generally or in any particular State without notice to shareholders.

                                 HOW TO REDEEM

     The procedures for redeeming shares of a Fund are described in the Prospectus under How to Redeem.
                 -------------

     Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Funds reserve the right not to honor the redemption request until the check or monies have been collected.

     Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Quantitative Group of Funds. Shareholders who redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Funds may require additional documentation of a customary nature. Shareholders who have authorized the Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

     The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Funds provide written confirmation of all transactions effected by telephone and only mail the proceeds of telephone redemptions to the redeeming shareholder's address of record.

     The Funds may suspend this right of redemption and may postpone payment for more than seven days only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

     The Funds reserve the right to redeem shares and mail the proceeds to the shareholder if at any time the number of shares in the shareholder's account falls below a specified amount, currently set at 50 shares. Shareholders will be notified and will have 30 days to bring the account up to the required amount before any redemption action will be taken by the Funds. To prevent a shareholder from becoming an affiliate of the Funds, the Funds reserve the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.


                         CALCULATION OF NET ASSET VALUE

     Net asset value per share of each class of shares of a Fund will be determined as of the close of market on the New York Stock Exchange ("NYSE"), on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The International Equity, Emerging Markets and Foreign Value Funds may invest in securities listed on foreign exchanges which trade on days on which those Funds do not compute net asset value (i.e., Saturdays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days.

     Securities for which market quotations are readily available shall be valued at market value, which is determined by using the last reported sale price on the primary exchange or market for each such security, or, if no sales are reported - as in the case of some securities traded over-the-counter - the mean between the last reported bid and asked prices. For certain foreign securities, where no sales have been reported, the Fund may value such securities at the last reported bid price. Securities quoted in foreign currencies shall be translated into U.S. dollars based upon the prevailing exchange rate of each business day. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, subject to a determination by the Trustees that this method represents fair value. All other securities and assets, including any restricted securities, will be valued at their fair value as determined in good faith by the Trustees or their delegate(s). Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding to produce the "net asset value" per share.

     The fair value of any restricted securities from time to time held by a Fund is determined by its Advisor in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     For purposes of determining the net asset value per share of each class of a Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Funds' shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of the Funds' securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

     Expenses of the Funds directly charged or attributable to any Fund will be paid from the assets of that Fund except that 12b-1 Plan expenses will not be borne by holders of Institutional Shares of the Funds and each class of shares of the Fund will bear its own transfer agency fees. General expenses of the Funds will be allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.


                                 DISTRIBUTIONS

     Each Fund will be treated as a separate entity for federal income tax purposes (see Taxation), with its net realized gains or losses being determined
              ---------
separately, and capital loss carryovers determined and applied on a separate Fund basis.

                                    TAXATION

     Each Fund intends to qualify annually as a "regulated investment company" ("RIC") under the Code.

     To qualify as a RIC, a Fund must (a) derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies certain payments with respect to securities loans or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, Government securities, securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities and securities of RICs); and (c) distribute at least 90% of its investment company taxable income (which includes interest, dividends, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and futures contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options futures, and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

     Alternatively, a Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a fund fails to satisfy these holding period requirements, it cannot elect under
Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. If a fund fails to satisfy their holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                          OTHER INVESTMENT PRACTICES
                          --------------------------

     Convertible Securities.  Each of the Funds may invest in convertible
     ----------------------
securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow a Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. The Funds will invest in convertible securities primarily for their equity characteristics.

     Investment Companies.  The International Equity Fund and Emerging Markets
     --------------------
Fund may invest up to 10% of their assets in closed-end country funds whose shares are traded in the United States. Investments in closed-end funds may allow the Funds to attain exposure to a broader base of companies in certain emerging markets and to avoid foreign government restrictions that may limit direct investment in a country's equity markets. Closed-end funds are managed pools of securities of companies having their principal place of business in a particular foreign country. Shares of certain of these closed-end investment companies may at times only be acquired at market premiums to their net asset values. Investments in closed-end funds by the Funds are subject to limitations under the Investment Company Act.

     Derivatives. Each Fund may, but is not required to, engage in a variety of
     -----------
transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). Each Fund may use derivatives both for hedging and non-hedging purposes. Although each Fund's advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and each Fund will depend on its Advisor's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Fund.

     OPALS.  The International Equity Fund, Emerging Markets Fund, and Foreign
     -----
Value Fund may each invest in OPALS. OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities. See Risk Considerations - Foreign Securities in the Prospectus. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

     Foreign Currency Transactions.  A forward foreign currency exchange
     ------------------------------
contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Since investments in foreign companies will usually involve currencies of foreign countries, and since the International Equity, Foreign Value, and Emerging Markets Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Funds will generally not enter into a forward contract with a term of greater than one year. The Funds' Custodian will place cash or liquid debt securities into a segregated account of the series in an amount equal to the value of the Funds' total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts.

  The International Equity, Foreign Value, and Emerging Markets Funds will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the

Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

  Second, when a Fund's Advisor believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75% of the value of its assets, to the consummation of these contracts. The Fund's Advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Other than as set forth above, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Fund's Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

  At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Fund's Advisor.

It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

       Short-term Debt Obligations.  The Funds may invest in Short-term Debt
       ---------------------------
Obligations for temporary defensive purposes, and each Fund may invest in Short-term Debt Obligations for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term Debt Obligations may include obligations of the U.S. government and (in the case of the International Equity Fund, Foreign Value Fund, and Emerging Markets Fund) securities of foreign governments. Short-term Debt Obligations may also include certificates of deposit and bankers' acceptances issued by U.S. banks (and, in the case of the International Equity Fund, Foreign Value Fund and Emerging Markets Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or Advisor, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. Investments in other corporate obligations are limited to those having a maturity of one year or less and rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

     Bond Ratings.  The Moody's Investors Service, Inc. bond ratings cited above
     ------------
are as follows:

     Aaa: Bonds that are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

     Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or other elements may make long-term risks appear greater than those of "Aaa" securities.

     The Standard & Poor's Corporation bond ratings cited above are as follows:

     AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

  Repurchase Agreements.  A repurchase agreement is a contract under which a
  ---------------------
Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Funds will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Funds' present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

  Securities Loans.  Each Fund may make secured loans of its portfolio
  ----------------
securities amounting to not more than 30% of its total assets.  See Investment
                                                                    ----------
Restrictions of the Funds.  The risks in lending portfolio securities, as with
-------------------------
other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that a Fund's Advisor believes to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to a Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the security involved.

  Options.  The Small Cap Fund, Mid Cap Fund, Growth and Income Fund, Foreign
  -------
Value Fund, and Emerging Markets Fund may, but are not required to, write covered call options and index options which are traded on national securities exchanges with respect to stocks in their portfolios (ensuring that the Funds at all times will have in their portfolios the securities which they may be obligated to deliver if the options are exercised). The "writer" of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. These Funds may write covered call options on securities in their portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. The Small Cap Fund, Mid Cap Fund, Growth and Income Fund, Foreign Value Fund, and Emerging Markets Fund may also, but are not required to, write call options to partially hedge a possible stock market decline. Because these Funds seek growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as these Funds remain obligated as writers of covered calls, they forego the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. These Funds may also, but are not required to, enter into "closing purchase transactions" in order to terminate their obligations as writers of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that these Funds will be able to effect such transactions at any particular time or at an acceptable price. If the Funds were unable to enter into a closing purchase transaction, the principal risks to the Funds would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rates of the Funds, especially during periods when market prices of the underlying securities appreciate.

  Short Sales.  The Mid Cap Fund also may engage in short sales of securities by
  -----------
selling securities it does not own in anticipation of a decline in the market value of those securities. To effect such transactions, the Fund must borrow the security to make delivery to a buyer and then later replace the borrowed security by purchasing it at market price. The Adviser may sell securities short in anticipation of a decline in the price of the security between the time it is sold and the time it is purchased for replacement. However, the actual replacement price of the security may be more or less than the price at the time of sale. The Fund will realize a gain if its replacement price is less than the sale price, but will experience a loss if there is an increase in price. The Fund also will incur transaction costs, including interest expenses, and will be required to make margin deposits with brokers until the short position is closed out.

       No securities will be sold short if, after giving effect to any short sales, the value of all securities sold short would exceed 25% of the Fund's net assets. The Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference between (i) the market value of the securities sold short at the time of sale and (ii) any cash or securities required by the broker to be deposited as margin for the short sale (excluding the proceeds of the short sale). The value of U.S. government securities and cash in the segregated account will be marked to market daily and additional deposits will be added if the value of the Fund's short position declines. At all times, however, the deposits in the segregated account together with the amounts held by the broker as margin will not be less than the initial market value of the securities sold short.

       All of the Funds may sell short securities identical to ones that they own in their portfolios.

  Forward Commitments.  Each Fund may make contracts to purchase securities for
  -------------------
a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Fund holds, and maintains until the settlement date in a segregated account with the Funds' custodian, cash or Short-term Debt Obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

  Warrants.  The Funds may invest in warrants purchased as units or attached to
  --------
securities purchased by the series. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Alternative Strategies. At times each fund's advisor may judge that market
-----------------------
conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Each fund's advisor may then temporarily use alternative strategies that are mainly designed to limit the fund's losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the fund. Although each fund's advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

     Portfolio Turnover.   A change in securities held by a Fund is known as
     ------------------
"portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Fund.

       The portfolio turnover rates for the Funds for their fiscal years 1998 (April 1, 1997 to March 31, 1998) and 1999 (April 1, 1998 to March 31, 1999)
were as follows:

                               1998    1999
                               -----   -----
Small Cap Fund                  135%    113%
Mid Cap Fund                    128%    168%
Growth and Income Fund           72%     97%
International Equity Fund        61%    128%
Emerging Markets Fund            52%     49%
Foreign Value Fund               --%     22%

There were no outstanding shares of the Foreign Value Fund during the 1998 fiscal year. The Foreign Value Fund commenced operations on May 18, 1998.

                      INVESTMENT RESTRICTIONS OF THE FUNDS

     As fundamental policies, which may not be changed without "a vote of the majority of the outstanding voting securities" of a Fund (as defined below), a Fund will not take any of the following actions:

       (1) purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

       (2) purchase any security if as a result any Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

       (3) make short sales of securities or maintain a short position, if, for the Mid Cap Fund, as a result the value of all securities sold short would exceed 25% of the Fund's net assets; or, for all other Funds, unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index.;

       (4) issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets. (For purposes of this restriction, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.);

       (5) purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Advisor of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

       (6) buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

       (7) act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

       (8) make investments for the purpose of exercising control or management;

       (9) participate on a joint or joint and several basis in any trading account in securities;

       (10) write, purchase, or sell puts, calls or combinations thereof, except that: (i) the Small Cap Fund, Mid Cap Fund, Growth and Income Fund, Foreign Value Fund, and Emerging Markets Fund may each write covered call options with respect to all of their portfolio securities; (ii) the Mid Cap Fund, Foreign Value Fund, and Emerging Markets Fund may purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) the Small Cap Fund may purchase put and call options on stock index futures and on stock indices; (iv) the International Equity Fund and Foreign Value Fund may purchase and write call options on stock index futures and on stock indices; and
(v) each of the Funds may sell and purchase such options to terminate existing positions;

       (11) invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

       (12) make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund's total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan; or

       (13) invest more than 25% of the value of its total assets in any one industry.

      Although certain of these policies envision a Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Funds may engage in transactions in stock index futures and related options, the Funds do not currently intend to engage in such transactions. The fund has no intention of purchasing or selling commodities or commodity contracts, except that the funds may purchase and sell financial futures contracts and options.

       No more than 5% of the value of a Fund's total assets will be invested in repurchase agreements which have a maturity longer than seven (7) days. (Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable and their purchase is therefore also restricted as set forth in restriction number (2) above). In addition, a Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940.

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     As provided in the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" necessary to amend a fundamental policy as to any Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                              PERFORMANCE MEASURES

               Average Annual Total Rate of Return/(1), (2), (3)/

                                                      Year Ended      5 Years Ended     10 Years Ended
                                                    March 31, 1999    March 31, 1999    March 31, 1999      Since Inception
                     Small Cap Fund
                       Ordinary Shares                     (18.80)%      10.99%             __              16.73%    (8/3/92)
                       Institutional Shares                (17.55)%      11.75%             __              14.05%    (1/6/93)
                     Mid Cap Fund
                       Ordinary Shares                      (1.08)%         __              __              22.90%   (3/21/95)
                       Institutional Shares                 (1.07)%         __              __              22.63%   (4/17/95)
                     Growth and Income Fund
                       Ordinary Shares                      12.53 %      22.61%          17.47%             16.84%    (5/9/85)
                       Institutional Shares                 14.27 %      23.47%             __              17.89%   (3/25/91)
                     International Equity Fund
                       Ordinary Shares                      (5.73)%       3.36%           3.09%              3.53%   (7/31/87)
                       Institutional Shares                 (4.34)%         __              __               2.74%   (8/25/94)
                     Emerging Markets Fund
                       Ordinary Shares                     (14.27)%         __              __              (8.16)%  (10/3/94)
                       Institutional Shares                (12.93)%         __              __              (7.24)%   (4/2/96)
                     Foreign Value Fund



                       Ordinary Shares              __                   __                __             (16.99)%  (5/18/98)
                       Institutional Shares         __                   __                __              (0.71)% (12/18/98)

(1) Total return with all dividends and capital gains reinvested. The performance data quoted represents past performance. The investment return and principal value of a current investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for the Quantitative Foreign Value Fund are for a limited period of time and are not annualized.

(2) These results reflect the impact of a contractual 2.00% expense cap applicable to the Quantitative Small Cap Fund, Quantitative Growth and Income Fund, and Quantitative International Equity Fund (when applicable), and a voluntary expense cap of 2.25% applicable to the Quantitative Emerging Markets Fund, as described in the Prospectus, and expense waivers and/or reimbursements applicable to the Funds. If the expenses had not been subsidized, where applicable, the performance would have been lower.

(3) The return for the Ordinary Shares of the Funds takes into account a one percent (1%) deferred sales charge imposed at the time of redemption. The deferred sales charge is not imposed in the case of redemptions of Institutional Shares, redemptions of Ordinary Shares of the Mid Cap Fund purchased on or after August 1, 1996, involuntary redemptions, redemptions of Shares tendered for exchange and redemptions of Shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code or for certain other redemptions. (See How to Redeem in the
                                                 -------------
     Prospectus.)

     From time to time, the Funds may advertise their performance in various ways. These methods include providing information on the returns of the Funds and comparing the performance of the Funds to relevant benchmarks. Performance will be stated in terms of total return. "Total return" figures are based on the historical performance of each Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

     Under the rules of the Securities and Exchange Commission (the "Commission"), funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

        P(1+T)/n/ = ERV

Where:  P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years (1, 5, or 10)

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods plus the time period since the effective date of the registration statement relating to the particular Fund. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating redeemable value, the deferred sales charge is deducted from the ending redeemable value and all dividends and distributions by the Fund are deemed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed on the Fund. The average annual total returns for the Funds as of December 31, 1998, the last calendar year end preceding the Prospectus and this Statement of Additional Information, are set forth in the Prospectus under the caption Performance.
                                          ------------

     In reports to shareholders or other literature, the Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services Inc. (Lipper) or Morningstar, Inc., widely recognized independent services that monitor the performance of mutual funds. In making such comparisons, the Funds may from time to time include a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to make a more accurate comparison to other measures of investment return. For such purposes, the Funds calculate their aggregate total return in the same manner as the above formula except that no deferred sales charges are deducted from the ending amount. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Funds, however, will disclose the maximum deferred sales charge and will also disclose that the performance data so quoted do not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative information will be given no greater prominence in such sales literature than the information prescribed under Commission rules. Performance information, rankings, ratings, published editorial comments and listings reported in national financial publications may also be used in computing performance of the Funds (if the Funds are listed in any such publication). Performance comparisons should not be considered as representative of the future performance of the Funds.

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

  LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

  MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

  CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

  THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

  THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

  CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

  THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

  THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

  THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

  THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

  THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

  THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

  THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

  THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

  THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

  THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

  THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX is an index of approximately 1,100 securities representing 20 emerging markets, with all values expressed in U.S. dollars.

  THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX is an index of approximately 1,003 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

  THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

  THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

  THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia. All values are expressed in U.S. dollars.

  THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

  THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

  THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

  THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

  THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.

  THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

  THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

  THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

  THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

  THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

  STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

  STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

  STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

                             THE QUANTITATIVE GROUP

   The Trust was established in 1983 as a business trust under Massachusetts law. A copy of the Amended and Restated Declaration of Trust (as amended through July 19, 1993) amending and restating the Agreement and Declaration of Trust dated June 27, 1983, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, the Funds, each comprised of two classes of shares. There are no rights of conversion between shares of different Funds which are granted by the Amended and Restated Declaration of Trust, but holders of shares of either class of a Fund may exchange all or a portion of their shares for shares of a like class in another Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to another class of shares of the same or a different Fund.

   These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Fund (or class thereof under certain circumstances) on all matters except that (i) when the Investment Company Act of 1940 so requires, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees of the Funds have determined that a matter affects only the interest of one or more Funds, then only holders of shares of such Fund shall be entitled to vote thereon.

   There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Fund and filed with the Fund or by a vote of the holders of two-thirds of the outstanding shares of each Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

   Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Trust are entitled to receive the net assets of their Fund, but not of the other Funds. Shareholders have no preemptive rights. The Funds' fiscal year ends on the last day of March.

   Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.


                                    EXPERTS

   The audited financial statements as of March 31, 1999 incorporated by reference in this Statement of Additional Information have been so included in reliance upon the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                FORM N-1A PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

1a. Amended And Restated Agreement And Declaration Of Trust, Dated April 2, 1990--Exhibit 1
1b. Amendment 1, Dated July 18, 1993, To The Agreement And Declaration Of Trust, Dated April 2, 1990 -- Exhibit 2
2a.  Amended And Restated Bylaws, Dated April 2, 1990 -- Exhibit 3
2b.  Amendment1, Dated July 19, 1993, To The Bylaws Dated April 2, 1990 --
     Exhibit 4
3a. Portions Of Agreement And Declaration Of Trust Relating To Shareholders' Rights -- Exhibit 5.
3b.  Portions Of By-Laws Relating To Shareholders' Rights -- Exhibit 6
4a. Management Contract Between Quantitative Group Of Funds And Quantitative Advisors,
 Inc. Dated January 31, 1999 -- Exhibit 7
4b. Advisory Contract Between Quantitative Advisors, Inc. And Columbia Partners, L.L.C, Dated January 31, 1999-Midcap Fund-- Exhibit 8
4c. Advisory Contract Between Quantitative Advisors, Inc. And Columbia Partners, L.L.C, Dated January 31, 1999-Smallcap Fund -- Exhibit 9
4d. Advisory Contract Between Quantitative Advisors, Inc. And Independence International Associates, Inc, Dated January 31, 1999-Emerging Markets Fund--Exhibit 10
4e. Advisory Contract Between Quantitative Advisors, Inc. And Independence International Associates, Inc, Dated January 31, 1999 International Equity Fund -- Exhibit 11

4f. Advisory Contract Between Quantitative Advisors, Inc. And Polaris Capital Management, Inc, Dated January 31, 1999 --Exhibit 12

4g. Advisory Contract Between Quantitative Advisors, Inc. And Foreign Value Fund, State Street Bank and Trust, Dated January 31, 1999 Growth and Income Fund --Exhibit 13 </R
>
5a.  Distribution Agreement Dated May 6, 1994 --Exhibit 14
5b.  Amendment To Distribution Agreement Dated April 8, 1994-- Exhibit 15
5c.  Amendment To Distribution Agreement Dated May 15, 1994-- Exhibit 16
5d.  Amendment To Distribution Agreement Dated May 18, 1998-- Exhibit 17
5e. Form Of Specimen Ordinary Share Selling Agreement (Fully Disclosed Accounts) --Exhibit 18
5f. Form Of Specimen Ordinary And Institutional Share Selling Agreement (Fully Disclosed Accounts) --Exhibit 19
6a. Custodian And Investment Accounting Agreement With Investors Fiduciary Trust Company Dated January 18, 1998--Exhibit 20
6b. First Amendment To The Custodian And Investment Accounting Agreement With Investors Fiduciary Trust Company Dated March 1, 1998 --Exhibit 21
7a. Transfer Agent And Service Agreement Dated October 31, 1989 -- Exhibit 22. 7b. Limited Agency Agreement For Transfer Agency Services -- Exhibit 23
8.   Opinion And Consent Of Dechert Price & Rhoads -- Exhibit 24.
9.   Distributi
on Plan Dated April 2, 1990 -- Exhibit 25.
10a. Form Of Specimen Ordinary And Institutional Share Service Agreement --
     Exhibit 26.

10b. Form Of Specimen Ordinary Share Service Agreement-Undisclosed --
     Exhibit 27.
10b. Form Of Specimen Ordinary Share Service Agreement-Ntf -- Exhibit 28 11a. Financial Data Schedule For Ordinary Shares --Exhibit 29.
11b. Financial Data Schedule For Institutional Shares --Exhibit 30.
12a. Rule 18f-3 Plan Amendment 1-- Exhibit 31.
12b. Rule 18f-3 Plan Amendment 2-- Exhibit 32.
12c. Rule 18f-3 Plan Amendment 3-- Exhibit 33.

Item 24. Persons Controlled by or under Common Control with Registrant
         None
Item 25. Indemnification

         The information required by this item is Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement.

Item 26. Business and Other Connections of Investment Adviser

         There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of Quantitative Advisors, Inc., the Registrant's investment adviser (the "Manager"), is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name                                        Business and other connections
---------------------------------------     -----------------------------------
Willard L. Umphrey:                         President/Treasurer/Clerk/Director, U.S. Boston Insurance Agency, Inc.;
                                            Treasurer/Director, U.S. Boston Capital Corporation, USB Technology, Inc.;
                                            President/Director, USB Atlantic Associates, Inc., USB 95 Acquisition Corp., Waterfront

             Parking Corporation; Director/Treasurer, USB Corporation and U.S. Boston Corporation;
                                            Assistant Secretary/Director, AB&T, Inc.; Director, Cambridge Diagnostics Ireland Ltd.,
                                            Pear Tree Royalty  Company, Inc., U.S. Boston Asset Management Corporation, U.S. Boston
                                            Funding Corporation, U.S. Boston Fiduciary Corporation, U.S. Boston Institutional
                                            Services, Inc., Selfcare, Inc.; Partner, U.S. Boston Company, U.S. Boston Company II,
                                            U.S. Boston Company III; U.S. Boston Company (IV; President/Chairman/Trustee,
                                            Quantitative Group of Funds

Leon Okurowski:                             Director/President, U.S. Boston Corporation, USB Corporation and U.S. Boston Asset
Clerk                                       Management Corporation; Vice Presi
dent/Treasurer/Clerk/Director, Waterfront Parking
Director                                    Corporation; Vice President/Director, U.S. Boston Capital Corporation; Vice
                                            President, U.S. Boston Insurance Agency, Inc. Director/Treasurer, U.S. Boston
                                            Institutional Services, Inc., AB&T, Inc.; Director, U.S. Boston Fiduciary Corporation,
                                            U.S. Boston Funding Corporation, USB Technology, Inc.; Partner, U.S. Boston Company,
                                            U.S. Boston Company II, U.S. Boston Company III, U.S. Boston Company IV; Treasurer/Vice
                                            Chairman/Trustee, Quantitative Group of Funds

Fred Marius                                 Executive Vice President, Clerk, Quantitative Group of Funds; President,
President                                   General Counsel,  U.S. Boston Capital Corporation.

          The principal business address of each U.S. Boston affiliate named above is Lincoln North, Lincoln, Massachusetts 01773. The principal business address of AB&T is 200 Franklin Street, Boston, Massachusetts 02109.

Item 27.  Principal Underwriter

          (a)  Not applicable.
          (b) The directors and officers of the Registrant's principal underwriter are:

                        Positions and        Positions and
                        Offices with         Offices with
Name                    Underwriter          Registrant
-------------------     ----------------     -------------------------
Carol A. Higgins        Clerk                None

Leon O
kurowski          Vice President       Vice President, Treasurer
                        and Director         and Trustee

Willard L. Umphrey      Treasurer            President, Chairman,
                        and Director         and Trustee

Frederick S. Marius     President,           Executive Vice President, Clerk
                        General Counsel

The principal business address of each person listed above is 55 Old Bedford Road, Lincoln, Massachusetts 01773.

               (c)  Not applicable.

Item 28.  Location of Accounts and Records.

          Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Quantitative Advisors, Inc. and Polaris Capital Management, Inc.; Registrant's custodian, Investors' Fiduciary Trust Company; and Registrant's transfer agent and dividend disbursing agent, Quantitati ve
Institutional Services. The address of Quantitative Advisors, Inc. is 55 Old Bedford Road, Lincoln, Massachusetts 01773; the address of Quantitative Institutional Services is 55 Old Bedford Road, Lincoln, Massachusetts 01773; the address of State Street Bank and Trust Company is 2 International Place, Boston, Massachusetts 02110; the address of Independence International Associates, Inc. is 53 State Street, Boston, Massachusetts 02109, the address of Columbia Partners, L.L.C., Investment Management is 1775 Pennsylvania Avenue, N.W., Washington, DC 20006; the address of Polaris Capital Management, Inc. is 125 Summer Street, Boston, Massachusetts 02110; and the address of Investors' Fiduciary Trust Company is 801 Pennsylvania Ave, Kansas City, MO 64105.

Item 29.  Management Services

          None.

Item 30.  Undertakings

          (a)  Not applicable.

                                    NOTICE

A copy of the Agreement and Declaration of Trust of Quantitative Group of Funds, as amended, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the registrant acting as an officer and not individually and that the obligations of or arising out of this instrument are not binding on any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.


                                   -----------------
                                   Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940,
 the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Lincoln, and Commonwealth of Massachusetts on the 30 day of July, 1999.


                           Quantitative Group of Funds

                           By /s/ Frederick S. Marius
                              ------------------------
                              Frederick S. Marius,
                              Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Quantitative Group of Funds has been signed by the following persons in the capacities and on the dates indicated.


/s/Robert M. Armstrong
-----------------------------
Robert M. Armstrong             Trustee                         July 30, 1999

/s/Edward A. Bond, Jr.
-----------------------------
Edward A. Bond, Jr.             Trustee                         July 30, 1
999

/s/ John M. Bulbrook
-----------------------------
John M. Bulbrook                Trustee                         July 30, 1999

/s/ Edward E. Burrows
-----------------------------
Edward E. Burrows               Trustee                         July 30, 1999

/s/ Leon Okurowski
-----------------------------
Leon Okurowski                  Trustee                         July 30, 1999

/s/ Willard L. Umphrey
-----------------------------
Willard L. Umphrey              Trustee                         July 30, 1999

/s/ Ron Zwanziger
-----------------------------
Ron Zwanziger                   Trustee                         July 30, 1999

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No.20 to the registration statement on Form N-1A (the "Registration Statement") of our report dated May 17, 1999 relating to the financial statements and financial highlights appearing in the March 31, 1999 Annual Report to Shareholders of the Quantitative Group of Funds, which are also incorporated by reference into the Registration. We also consent to the reference to us under the headings "Financial Highlights" and "Independent Accountants" in the Prospectus and under the heading "Experts" in the Statement of Additional Information.


PricewaterhouseCoopers LLP

Boston, MA
July 30, 1999

Exhibit Index

1a. Amended And Restated Agreement And Declaration Of Trust, Dated April 2, 1990--Exhibit 1
1b. Amendment 1, Dated July 18, 1993, To The Agreement And Declaration Of Trust, Dated April 2, 1990 -- Exhibit 2
2a.  Amended And Restated Bylaws, Dated April 2, 1990 -- Exhibit 3
2b.  Amendment1, Dated July 19, 1993, To The Bylaws Dated April 2, 1990 --
     Exhibit 4
3a. Portions Of Agreement And Declaration Of Trust Relating To Shareholders' Rights -- Exhibit 5.
3b.  Portions Of By-Laws Relating To Shareholders' Rights -- Exhibit 6
4a. Management Contract Between Quantitative Group Of Funds And Quantitative Advisors, Inc. Dated January 31, 1999 -- Exhibit 7
4b.  Advisory Contract Between Quantitative Advisors, Inc. And
Columbia
     Partners, L.L.C, Dated January 31, 1999-Midcap Fund-- Exhibit 8
4c. Advisory Contract Between Quantitative Advisors, Inc. And Columbia Partners, L.L.C, Dated January 31, 1999-Smallcap Fund -- Exhibit 9
4d. Advisory Contract Between Quantitative Advisors, Inc. And Independence International Associates, Inc, Dated January 31, 1999-Emerging Markets Fund--Exhibit 10
4e. Advisory Contract Between Quantitative Advisors, Inc. And Independence International Associates, Inc, Dated January 31, 1999 International Equity Fund -- Exhibit 11



4f. Advisory Contract Between Quantitative Advisors, Inc. And Polaris Capital Management, Inc, Dated January 31, 1999 --Exhibit 12

4g. Advisory Contract Between Quantitative Advisors, Inc. And Foreign Value Fund, State Street Bank and Trust, Dated January 31, 1999 Growth and Income Fund --Exhibit 13
5a.  Distribution Agreement Dated May 6, 1994 --Exhibit 14
5b. Amendment To Distribution Agreement Da ted April 8, 1994-- Exhibit 15
5c.  Amendment To Distribution Agreement Dated May 15, 1994-- Exhibit 16
5d.  Amendment To Distribution Agreement Dated May 18, 1998-- Exhibit 17
5e. Form Of Specimen Ordinary Share Selling Agreement (Fully Disclosed Accounts) --Exhibit 18
5f. Form Of Specimen Ordinary And Institutional Share Selling Agreement (Fully Disclosed Accounts) --Exhibit 19
6a. Custodian And Investment Accounting Agreement With Investors Fiduciary Trust Company Dated January 18, 1998--Exhibit 20
6b. First Amendment To The Custodian And Investment Accounting Agreement With Investors Fiduciary Trust Company Dated March 1, 1998 --Exhibit 21
7a. Transfer Agent And Service Agreement Dated October 31, 1989 -- Exhibit 22. 7b. Limited Agency Agreement For Transfer Agency Services -- Exhibit 23
8.   Opinion And Consent Of Dechert Price & Rhoads -- Exhibit 24.
9.   Distribution Plan Dated April 2, 1990 -- Exhibit 25.
10a. Form Of Specimen Ordinary And Institutional Share Servic e Agreement --
     Exhibit 26.

10b. Form Of Specimen Ordinary Share Service Agreement-Undisclosed --
     Exhibit 27.
10b. Form Of Specimen Ordinary Share Service Agreement-Ntf -- Exhibit 28 11a. Financial Data Schedule For Ordinary Shares --Exhibit 29.
11b. Financial Data Schedule For Institutional Shares --Exhibit 30.
12a. Rule 18f-3 Plan Amendment 1-- Exhibit 31.
12b. Rule 18f-3 Plan Amendment 2-- Exhibit 32.
12c. Rule 18f-3 Plan Amendment 3-- Exhibit 33.

                          QUANTITATIVE GROUP OF FUNDS

                             Cross Reference Sheet

                            Pursuant to Rule 495(a)

Item No.       Registration Statement Caption               Caption in Prospectus
--------       ---------------------------------------      ----------------------------------------------------------
Part A
------
 1.            Cover Page.............................      Cover Page
 2.            Synopsis...............................      Summary of Fees and Expenses
 3.            Condensed Financial Information........      Financial Highlights
 4.            General Description of Registrant......      Investm
ent Objectives and Policies; Risk Considerations;
                                                            Portfolio Securities; Other Investment Practices
 5.            Management of the Fund.................      Management of the Funds, Prior Performance of the Portfolio
                                                            Manager of the Foreign Value Fund
 6.            Capital Stock and Other Securities.....      The Quantitative Group
 7.            Purchase of Securities Being Offered...      Calculation of Net Asset Value; How to Invest
 8.            Redemption or Repurchase...............      How to Redeem
 9.            Pending Legal Proceedings..............      Not Applicable

Item No.       Registration Statement Caption               Caption in Statement of Additional Information
--------       ---------------------------------------      ----------------------------------------------------------
10.            Cover Page and Table of Contents.......      Cover Page
11.            Fund History...........................      The Quantitative Group
12.            Description of the Fund and its              Investment Objectives and Policies; Other Investment Practices;
                Investments and Risks................       Investment Restrictions of the Funds
13.            Management of the Registrant..........       Management of the Fun
ds
14.            Control Persons and Principal Holders
                of Securities.........................      (Trustees and Officers)
15.            Investment Advisory and Other Services       Management of the Fund (Trustees and Officers);
                                                            Management Contract; Advisory Contracts;
                                                            Distribution and Distribution Plan
16.            Brokerage Allocation and Other
                Practices............................       Portfolio Transactions
17.            Capital Stock and Other Securities....       The Quantitative Group
18.            Purchase, Redemption and Pricing of          How to Invest; How to Redeem;
                Shares...............................       Calculation of Net Asset Value
19.            Taxation of the Fund..................       Distributions; Taxation
20.            Underwriter...........................       Distributor and Distribution Plan
21
 .            Calculation of Performance Data.......       Performance Measures
22.            Financial Statements..................       Financial Statements

Part C
          Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                       2